UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7490

Nuveen Virginia Premium Income Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN
Investments

Nuveen Investments
Municipal Closed-End Funds

Dependable tax-free income because it's not what you earn, it's what you keep.®

Semi-Annual Report November 30, 2013

NKG
Nuveen Georgia Dividend Advantage Municipal Fund 2

NMY
Nuveen Maryland Premium Income Municipal Fund

NOM
Nuveen Missouri Premium Income Municipal Fund

NNC
Nuveen North Carolina Premium Income Municipal Fund

NPV
Nuveen Virginia Premium Income Municipal Fund

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	9

Common Share Information	11

Risk Considerations	13

Performance Overview and Holding Summaries	14

Portfolios of Investments	19

Statement of Assets and Liabilities	55

Statement of Operations	56

Statement of Changes in Net Assets	57

Statement of Cash Flows	59

Financial Highlights	62

Notes to Financial Statements	71

Reinvest Automatically, Easily and Conveniently	83

Glossary of Terms Used in this Report	84

Additional Fund Information	87

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from its financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcomes add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Nuveen Fund Board
January 21, 2014

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG)
Nuveen Maryland Premium Income Municipal Fund (NMY)
Nuveen Missouri Premium Income Municipal Fund (NOM)
Nuveen North Carolina Premium Income Municipal Fund (NNC)
Nuveen Virginia Premium Income Municipal Fund (NPV)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Daniel J. Close, CFA, Thomas C. Spalding, CFA, and Christopher L. Drahn, CFA, discuss key investment strategies and the six-month performance of these five Nuveen Funds. Dan has managed the Nuveen Georgia and North Carolina Funds since 2007. Tom assumed portfolio management responsibility for the Maryland and Virginia Funds in 2011, and Chris has managed the Missouri Fund since 2011.

What key strategies were used to manage these Funds during the six-month reporting period ended November 30, 2013?

During the first part of this reporting period, widespread uncertainty about the next step for the Federal Reserve’s (Fed) quantitative easing program and the potential impact on the economy and financial markets led to increased market volatility. After surprising the market in September 2013 with its decision to wait for additional evidence of an improving economy before making any adjustments to the program, the Fed announced on December 18 (subsequent to the close of this reporting period) that it would begin tapering its monthly bond-buying program by $10 billion (to $75 billion) in January 2014. Political debate over federal spending and headline credit stories involving Detroit and Puerto Rico also contributed to the unsettled environment during this period and prompted an increase in selling by bondholders across the fixed income markets. Although the second half of the period brought some stabilization and a rally in the municipal market, municipal bond prices generally declined for the period as a whole, especially at the longer end of the maturity spectrum, while interest rates rose. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep our Funds fully invested.

During this reporting period, the Funds found value in diversified areas of the marketplace. In NKG, we purchased both higher quality issues such as local general obligation (GO) credits and bonds issued for Emory University in Atlanta as well as lower quality issues including industrial development revenue (IDR) bonds for Delta Air Lines, tax

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, (Moody’s) Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

increment financing (TIF) district credits, and charter school bonds. During this reporting period, NMY added two new issues: Maryland Health and Higher Educational Facilities Authority revenue bonds for The Johns Hopkins University and Howard County Housing Commission revenue bonds for the Verona at Oakland Mills multi-family housing project in Columbia. With the general decline in Maryland issuance, we also took advantage of greater supply in the health care sector to selectively add other health care names and some territorial paper (Guam and Virgin Islands) that would help us keep our portfolios fully invested. In Missouri, NOM found value in sales tax revenue bonds issued by the Bi-State Development Agency, or Metro, which owns and operates the St. Louis metropolitan region’s public transportation system, as well as credits issued by Metropolitan St. Louis Sewer District, the University of Central Missouri and the St. Louis College of Pharmacy. Despite a substantial drop in North Carolina issuance during this period, we continued to find bonds that helped us accomplish our goals for NNC, adding higher education, health-care, water and sewer, multifamily housing, TIF, airport, and GO credits. In Virginia, NPV’s purchases during this reporting period focused on health care and single-family housing.

More generally during this reporting period, our emphasis in these Funds was on adding attractive bonds across the credit quality spectrum that we believed had long term potential. For the most part, our purchases were made in the intermediate and longer parts of the municipal yield curve. Because the issuance of new municipal supply in the primary market generally declined during this reporting period, especially in North Carolina and Virginia, we looked to the secondary market as an additional source of attractive opportunities.

Activity during this reporting period was driven primarily by the reinvestment of proceeds from called and matured bonds, which was aimed at keeping the Funds fully invested and supporting their income streams. During the early part of this reporting period, we continued to experience a number of current bond calls resulting from refinancings, which provided liquidity. In the latter months of this reporting period, as interest rates rose, refinancing activity declined. To generate cash for purchases, we sold selected holdings when we found what we believed to be better opportunities in the marketplace. The Funds also sold some positions in territorial bonds, particularly those issued by Puerto Rico. This included NKG’s holdings of Virgin Islands public finance authority bonds.

In addition, NOM took advantage of strong retail demand for Missouri paper to carry out some restructuring activity during this period. As interest rates rose, the Fund sold bonds with less advantageous structures (e.g., lower coupons) and reinvested the proceeds at higher yields than the original purchases. This activity was aimed at enhancing NOM’s positioning and potentially increasing income distribution to shareholders. An additional benefit was the generation of tax loss carry-forwards that can be used to offset future capital gains.

As of November 30, 2013, all five of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. During this reporting period, NNC found it advantageous to terminate one of its inverse floating rate trusts following the pre-refunding of the bonds used to create the trust.

How did the Funds perform during the six-month reporting period ended November 30, 2013?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year, and ten-year periods ended November 30, 2013. Each Fund’s returns on common share net asset value (NAV) are compared with the performance of corresponding market indexes and Lipper classification average.

6	Nuveen Investments

For the six months ended November 30, 2013, the total returns on common share NAV for these five Funds underperformed the returns for their respective state’s S&P Municipal Bond Index as well as the national S&P Municipal Bond Index. For the same period, NKG, NOM and NNC outperformed the average return for the Lipper Other States Municipal Debt Funds Classification, while NMY and NPV underperformed this Lipper return. Shareholders should note that the performance of the Lipper Other States classification represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions making direct comparisons less meaningful.

Key management factors that influenced the Funds’ returns during this reporting period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of leverage was an important factor affecting the performance of these Funds. Leverage is discussed in more detail later in this report.

As interest rates rose and the yield curve steepened, municipal bonds with shorter maturities generally outperformed those with longer maturities. Overall, credits at the shorter end of the municipal yield curve (maturities of five years and less) posted the best returns during this reporting period, while bonds at the longest end produced the weakest results. In general, the Funds’ durations and yield curve positioning were negative for their performance during this reporting period. All of these Funds tended to be overweighted in the longer parts of the yield curve that underperformed and underweighted in the outperforming shorter end of the curve. This detracted from the Funds’ performance in a rising interest rate environment.

Credit exposure also factored into the Funds’ performance during these six months, as events in the municipal market led investors to avoid risk. High yield bonds came under selling pressure and credit spreads, or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, began to widen. For the reporting period as a whole, AAA-rated bonds generally outperformed all other credit quality categories. However, A-rated bonds performed better than those AA-rated and B-rated credits outperformed BBB-, BB- and non-rated credits. This led to somewhat mixed performance results in terms of credit exposure, some of which can be tied to the performance of Puerto Rican bonds in the BBB-rated credit quality category. Overall, NNC had the heaviest weighting in AAA-rated bonds and the smallest total weighting in BBB-rated and BB-rated bonds among these five Funds, while NMY and NPV held the largest total allocations of BBB-rated and BB-rated bonds.

After underperforming for many months, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the better performing market segments. The outperformance of these bonds relative to the market can be attributed primarily to their shorter effective maturities and higher credit quality. All of these Funds had holdings of pre-refunded bonds, with NNC having the heaviest allocation of these bonds and NOM the smallest. Housing bonds and GO credits also typically outperformed the general municipal market, while education and water and sewer bonds generally performed in line with the market. NKG also received a positive contribution from its holdings of gas prepayment bonds.

In contrast, revenue bonds as a whole underperformed the municipal market. Among the revenue sectors that generally lagged municipal market performance by the widest margins for this reporting period were industrial development revenue (IDR), health care (including hospitals), utilities and transportation. Tobacco credits backed by the 1998 master tobacco settlement agreement also were among the poorest performing market sectors, due in part to their longer effective durations, lower credit ratings and the tendency of investors to avoid risk. At the beginning of this reporting period, all of these Funds except NOM had allocations of tobacco bonds issued by The Children’s Trust Fund (Puerto Rico). In addition, NMY held tobacco credits issued by Guam and the Virgin Islands, and NPV had positions in tobacco bonds issued by Guam and the Tobacco Settlement Financing Corporation of Virginia.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

During this reporting period, all of the Funds in this report had exposure to Puerto Rico bonds. These bonds were originally added to our portfolios at times when in-state paper was scarce in order to keep the Funds fully invested. In addition, these credits offered higher yields, added diversification, and triple exemption (i.e., exemption from federal, state and local taxes). Much of our Puerto Rico exposure consisted of the sales tax bonds issued by COFINA, which we believe are the best of the Puerto Rico credits, while many of our other Puerto Rico holdings, including Puerto Rico GOs, were insured or otherwise enhanced by being escrowed or pre-refunded. During this reporting period, the Funds took advantage of opportunities to trim or even close out some of their positions in Puerto Rico paper. In addition to the sales of Puerto Rico tobacco bonds mentioned above, NKG and NNC sold their holdings of COFINA bonds in September and NNC also sold its holding of Puerto Rico aqueduct bonds, leaving the Fund with one small holding of escrowed highway and transportation authority bonds. NOM also reduced its exposure to Puerto Rico, selling out of its positions in electric power authority bonds in August and insured GOs at the end of October. NOM’s remaining Puerto Rico holdings consist entirely of COFINA sales tax bonds. NMY and NPV, which had a higher exposure to Puerto Rico credits, trimmed their positions in these bonds by selling some of their insured holdings and COFINA bonds during the latter part of the period. In addition, NMY’s holding of bonds issued by Puerto Rico Ports Authority for American Airlines made a small positive contribution to the Fund’s performance during this period, as the market took a favorable view of the airline’s reorganization efforts, emergence from bankruptcy and plans to merge with U.S. Air.

An Update Regarding Puerto Rico

During this reporting period, a factor affecting the Funds’ holdings was the downgrade of debt issued by Puerto Rico. In 2012, Moody’s downgraded Puerto Rico GO bonds to Baa3 from Baa1, Puerto Rico Sales Tax Financing Corporation (COFINA) senior sales tax revenue bonds to Aa3 from Aa2, and COFINA subordinate sales tax revenue bonds to A3 from A1. In October 2013, Moody’s further downgraded the COFINA senior sales tax bonds to A2, while affirming the subordinate bonds at A3. On November 14, 2013, Fitch Ratings announced that it was placing the majority of Puerto Rico issuance—with the exception of the COFINA bonds—on negative credit watch, which implies that another downgrade may be likely. While Fitch currently rates Puerto Rico issuance at BBB-, it affirmed the ratings on COFINA bonds at AA- for the senior bonds and A+ for the subordinate bonds, with stable outlooks. On December 11, 2013 (subsequent to the close of this reporting period), Moody’s announced that it also had placed its Baa3 rating on Puerto Rico GOs (and other Puerto Rico issues linked to the GO rating) on review for downgrade. These downgrades were based on Puerto Rico’s ongoing economic problems and, in the case of the COFINA bonds, the impact of these problems on the projected growth of sales tax revenues. However, the COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds. For the six-month reporting period ended November 30, 2013, Puerto Rico paper underperformed the municipal market as a whole.

8	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage detracted from the performance of the Funds over the reporting period.

As of November 30, 2013, the Funds’ percentages of effective and regulatory leverage are as shown in the accompanying table.

	NKG	NMY	NOM	NNC	NPV
Effective Leverage*	37.40%	36.72%	39.39%	37.24%	39.46%
Regulatory Leverage*	34.81%	33.11%	36.63%	35.33%	34.65%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments	9

Fund Leverage (continued)

THE FUNDS’ REGULATORY LEVERAGE

As of November 30, 2013, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	MTP Shares				VRDP Shares
	Series	Shares Issued at Liquidation Value	Annual Interest Rate	NYSE/ NYSE MKT Ticker	Series	Shares Issued at Liquidation Value	Total
NKG	2015	$32,265,000	2.65%	NKG PRC	—	$—
	2015-1	$28,340,000	2.65%	NKG PRD	—	$—
	2015-2	$14,340,000	2.65%	NKG PRE	—	$—
		$74,945,000					$74,945,000
NMY	2015	$38,775,000	2.65%	NMY PRC	—	$—
	2016	$35,818,000	2.90%	NMY PRD	—	$—
	2015	$26,485,000	2.60%	NMY PRE	—	$—
	2015-1	$27,300,000	2.60%	NMY PRF	—	$—
	2015-1	$20,700,000	2.65%	NMY PRG	—	$—
	2016	$17,066,000	2.85%	NMY PRH	—	$—
		$166,144,000					$166,144,000
NOM	2015	$17,800,000	2.10%	NOM PRC	—	$—	$17,800,000
NNC	2015	$24,300,000	2.65%	NNC PRC	—	$—
	2016	$25,535,000	2.60%	NNC PRD	—	$—
	2015	$16,600,000	2.60%	NNC PRE	—	$—
	2015-1	$29,700,000	2.60%	NNC PRF	—	$—
	2015-1	$28,725,000	2.65%	NNC PRG	—	$—
		$124,860,000					$124,860,000
NPV		$—	—	—	1	$128,000,000	$128,000,000

During the current reporting period, NPV redeemed all series of its MTP Shares, at their $10.00 liquidation value per share, plus dividend amounts owed, with the proceeds from $128,000,000 of newly issued VRDP Shares. On August 29, 2013, VRDP Shares were issued to qualified institutional buyers in a private offering pursuant to Rule 144A of the Securities Act of 1933 and NPV’s MTP Shares were redeemed on September 9, 2013.

Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on MTP and VRDP Shares.

10	Nuveen Investments

Common Share Information

COMMON SHARE DIVIDEND INFORMATION

During the current reporting period ended November 30, 2013, the Funds’ monthly dividends to common shareholders were shown in the accompanying table.

	Per Common Share Amounts
	NKG	NMY	NOM	NNC	NPV
June	$ 0.0535	$ 0.0555	$ 0.0610	$ 0.0503	$ 0.0595
July	0.0535	0.0555	0.0610	0.0503	0.0595
August	0.0535	0.0555	0.0610	0.0503	0.0595
September	0.0535	0.0555	0.0610	0.0503	0.0595
October	0.0535	0.0555	0.0610	0.0503	0.0595
November	0.0535	0.0555	0.0610	0.0503	0.0595

Market Yield**	5.52%	5.60%	5.62%	5.08%	6.02%
Taxable-Equivalent Yield**	8.15%	8.24%	8.30%	7.65%	8.87%

**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%, 32.0%, 32.3%, 33.6% and 32.1% for Georgia, Maryland, Missouri, North Carolina and Virginia, respectively. When comparing a Fund to investments that generate taxable qualified dividend income, the Taxable-Equivalent Yield would be lower.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of November 30, 2013, all of these Funds had positive UNII balances, based upon our best estimate, for tax purposes. NMY, NOM and NPV had positive UNII balances, while NKG and NNC had negative UNII balances for financial reporting purposes.

COMMON SHARE EQUITY SHELF PROGRAM

NPV is authorized to issue an additional 1,700,000 common shares, through its equity shelf program, which was declared effective by the SEC during the current reporting period. Under this program, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. During the current reporting period NPV did not sell shares through its equity shelf program.

Nuveen Investments	11

Common Share Information (continued)

Refer to Notes to Financial Statements, Note 1 — General Information and Significant Accounting Policies for further details on the Fund’s equity shelf program.

COMMON SHARE REPURCHASES

During November 2013, the Nuveen Funds’ Board of Directors/Trustees authorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

Since the inception of the Funds’ repurchase programs, the Funds have not repurchased any of their outstanding shares.

	NKG	NMY	NOM	NNC	NPV
Common Shares Cumulatively Repurchased and Retired	—	—	—	—	—
Common Shares Authorized for Repurchase	1,055,000	2,410,000	235,000	1,655,000	1,795,000

OTHER COMMON SHARE INFORMATION

As of November 30, 2013, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NKG	NMY	NOM	NNC	NPV
Common Share NAV	$13.30	$13.92	$13.28	$13.81	$13.46
Common Share Price	$11.63	$11.89	$13.03	$11.88	$11.87
Premium/(Discount) to NAV	(12.56)%	(14.58)%	(1.88)%	(13.98)%	(11.81)%
6-Month Average Premium/(Discount) to NAV	(9.97)%	(12.38)%	(5.34)%	(10.71)%	(7.84)%

12	Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Nuveen Investments	13

NKG
Nuveen Georgia Dividend Advantage Municipal Fund 2
Performance Overview and Holding Summaries as of November 30, 2013

Average Annual Total Returns as of November 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NKG at Common Share NAV	(6.55)%	(8.48)%	7.95%	4.18%
NKG at Common Share Price	(10.79)%	(19.76)%	(5.46)%	3.56%
S&P Municipal Bond Georgia Index	(1.74)%	(2.76)%	6.45%	4.22%
S&P Municipal Bond Index	(2.73)%	(3.57)%	6.57%	4.44%
Lipper Other States Municipal Debt Funds Classification Average	(6.86)%	(9.17)%	9.24%	4.66%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/General	23.8%
Water and Sewer	14.1%
Tax Obligation/Limited	14.0%
Health Care	11.7%
Education and Civic Organizations	10.3%
Utilities	6.2%
Transportation	6.2%
Other	13.7%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	15.4%
AA	44.3%
A	22.5%
BBB	7.7%
BB or Lower	4.1%
N/R	3.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

14	Nuveen Investments

NMY
Nuveen Maryland Premium Income Municipal Fund
Performance Overview and Holding Summaries as of November 30, 2013

Average Annual Total Returns as of November 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMY at Common Share NAV	(8.41)%	(8.78)%	8.27%	4.67%
NMY at Common Share Price	(11.63)%	(21.48)%	10.45%	2.70%
S&P Municipal Bond Maryland Index	(1.36)%	(2.10)%	6.04%	4.22%
S&P Municipal Bond Index	(2.73)%	(3.57)%	6.57%	4.44%
Lipper Other States Municipal Debt Funds Classification Average	(6.86)%	(9.17)%	9.24%	4.66%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Health Care	22.0%
Tax Obligation/Limited	14.5%
U.S. Guaranteed	13.7%
Education and Civic Organizations	10.1%
Housing/Single Family	6.2%
Tax Obligation/General	6.0%
Consumer Staples	4.7%
Transportation	4.3%
Other	18.5%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	20.9%
AA	27.6%
A	21.7%
BBB	14.9%
BB or Lower	6.6%
N/R	4.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of other assets less liabilities from the table.

Nuveen Investments	15

NOM
Nuveen Missouri Premium Income Municipal Fund
Performance Overview and Holding Summaries as of November 30, 2013

Average Annual Total Returns as of November 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NOM at Common Share NAV	(6.57)%	(7.53)%	8.80%	4.47%
NOM at Common Share Price	(16.54)%	(21.24)%	8.84%	2.51%
S&P Municipal Bond Missouri Index	(1.82)%	(2.58)%	7.69%	4.71%
S&P Municipal Bond Index	(2.73)%	(3.57)%	6.57%	4.44%
Lipper Other States Municipal Debt Funds Classification Average	(6.86)%	(9.17)%	9.24%	4.66%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Health Care	21.6%
Tax Obligation/Limited	14.7%
Water and Sewer	11.6%
Tax Obligation/General	11.0%
Education and Civic Organizations	9.7%
Long-Term Care	8.7%
Transportation	8.4%
U.S. Guaranteed	7.7%
Other	6.6%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	13.4%
AA	31.5%
A	28.1%
BBB	19.2%
N/R	7.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of other assets less liabilities from the table.

16	Nuveen Investments

NNC
Nuveen North Carolina Premium Income Municipal Fund
Performance Overview and Holding Summaries as of November 30, 2013

Average Annual Total Returns as of November 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NNC at Common Share NAV	(6.03)%	(8.75)%	7.39%	4.24%
NNC at Common Share Price	(12.29)%	(21.28)%	7.00%	1.66%
S&P Municipal Bond North Carolina Index	(1.63)%	(2.59)%	6.03%	4.44%
S&P Municipal Bond Index	(2.73)%	(3.57)%	6.57%	4.44%
Lipper Other States Municipal Debt Funds Classification Average	(6.86)%	(9.17)%	9.24%	4.66%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Health Care	21.9%
Water and Sewer	16.9%
U.S. Guaranteed	15.0%
Transportation	10.9%
Tax Obligation/Limited	10.7%
Education and Civic Organizations	9.5%
Utilities	6.3%
Other	8.8%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	27.9%
AA	40.1%
A	22.4%
BBB	4.5%
N/R	2.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of other assets less liabilities from the table.

Nuveen Investments	17

NPV
Nuveen Virginia Premium Income Municipal Fund
Performance Overview and Holding Summaries as of November 30, 2013

Average Annual Total Returns as of November 30, 2013
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NPV at Common Share NAV	(10.17)%	(11.95)%	7.65%	4.16%
NPV at Common Share Price	(14.73)%	(24.31)%	6.27%	1.76%
S&P Municipal Bond Virginia Index	(2.12)%	(3.17)%	5.97%	4.25%
S&P Municipal Bond Index	(2.73)%	(3.57)%	6.57%	4.44%
Lipper Other States Municipal Debt Funds Classification Average	(6.86)%	(9.17)%	9.24%	4.66%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	20.1%
Health Care	18.9%
Transportation	13.6%
U.S. Guaranteed	11.3%
Tax Obligation/General	8.1%
Long-Term Care	5.9%
Education and Civic Organizations	5.6%
Water and Sewer	5.0%
Other	11.5%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	23.8%
AA	33.6%
A	12.0%
BBB	20.6%
BB or Lower	4.0%
N/R	3.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of other assets less liabilities from the table.

18	Nuveen Investments

NKG
Nuveen Georgia Dividend Advantage Municipal Fund 2
Portfolio of Investments
November 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 151.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 151.8% (100.0% of Total Investments)
	Consumer Staples – 3.8% (2.5% of Total Investments)
$45,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BB–	$2,641,049
3,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	2/14 at 100.00	BBB	2,619,180
48,000	Total Consumer Staples			5,260,229
	Education and Civic Organizations – 15.6% (10.3% of Total Investments)
1,750	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2009, 5.250%, 6/15/35	6/19 at 100.00	Aa2	1,822,450
5,000	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.000%, 7/01/39	7/17 at 100.00	Aa3	5,047,999
700	Carrollton Payroll Development Authority, Georgia, Student Housing Revenue Bonds, University of West Georgia, Series 2004A, 5.000%, 9/01/21 – SYNCORA GTY Insured	9/14 at 100.00	A1	724,129
1,340	Douglas County Development Authority, Georagia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 7.000%, 10/01/43	10/23 at 100.00	Aa2	1,318,413
625	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Foundation Technology Square Project, Series 2012A, 5.000%, 11/01/31	5/22 at 100.00	AA+	674,863
1,535	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004, 5.250%, 5/01/15 – NPFG Insured	5/14 at 100.00	Aa3	1,566,805
150	Georgia Higher Education Facilities Authority, Revenue Bonds, USG Real Estate Foundation I LLC Project, Series 2008, 6.000%, 6/15/28	6/18 at 100.00	A2	167,979
	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2009, Trust 3404:
730	18.206%, 3/01/17 (IF)	No Opt. Call	AA	917,807
1,150	18.236%, 3/01/17 (IF)	No Opt. Call	AA	1,360,036
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2013A, 5.000%, 10/01/43	10/23 at 100.00	AA+	3,176,730
1,325	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C, 5.250%, 10/01/30	10/22 at 100.00	Baa2	1,340,781
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/32	10/21 at 100.00	Baa2	976,090
1,180	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Compass Point LLC Project, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured	7/15 at 100.00	A2	1,254,600
1,490	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Center LLC, Series 2005A, 5.000%, 12/01/34 – SYNCORA GTY Insured	12/15 at 100.00	A3	1,519,964
20,975	Total Education and Civic Organizations			21,868,646
	Health Care – 17.8% (11.7% of Total Investments)
	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
205	5.250%, 12/01/22	2/14 at 100.00	B	188,260
745	5.375%, 12/01/28	6/14 at 100.00	B	642,965
	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
285	5.000%, 12/01/19	12/14 at 100.00	BB–	280,363
2,400	5.250%, 12/01/22	12/14 at 100.00	BB–	2,336,256
255	5.000%, 12/01/26	12/14 at 100.00	BB–	234,580

Nuveen Investments	19

NKG	Nuveen Georgia Dividend Advantage Municipal Fund 2 (continued)
Portfolio of Investments November 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$715	Coweta County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2010, 5.000%, 6/15/40	6/20 at 100.00	AA–	$704,647
2,500	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.000%, 12/01/40	12/20 at 100.00	N/R	2,582,225
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
1,000	5.125%, 2/15/40	2/20 at 100.00	AA–	1,003,880
3,945	5.250%, 2/15/45	2/41 at 100.00	AA–	3,986,303
1,620	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East Issue, Series 2012, 5.000%, 11/15/37	No Opt. Call	Aa2	1,622,284
2,540	Houston County Hospital Authority, Georgia, Revenue Bonds, Houston Healthcare Project, Series 2007, 5.250%, 10/01/35	10/17 at 100.00	A+	2,566,619
	Macon-Bibb County Hospital Authority, Georgia, Revenue Anticipation Certificates, Medical Center of Central Georgia Inc., Series 2009:
425	5.000%, 8/01/32	8/19 at 100.00	AA	438,604
975	5.000%, 8/01/35	8/19 at 100.00	AA	995,680
1,470	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2010, 5.000%, 8/01/21 – AGM Insured	No Opt. Call	AA–	1,628,789
3,500	Savannah Hospital Authority, Georgia, Revenue Bonds, St. Joseph’s Candler Health System, Series 2003, 5.250%, 7/01/23 – RAAI Insured	1/14 at 100.00	A3	3,515,995
2,300	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2007, 5.000%, 10/01/33	10/17 at 100.00	A+	2,295,538
24,880	Total Health Care			25,022,988
	Housing/Multifamily – 4.9% (3.2% of Total Investments)
1,205	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Testletree Village Apartments, Series 2013A, 4.500%, 11/01/35	11/23 at 100.00	A–	1,018,587
1,600	Cobb County Development Authority, Georgia, Revenue Bonds, KSU University II Real Estate Foundation, LLC Project, Series 2011, 5.000%, 7/15/41 – AGM Insured	7/21 at 100.00	AA–	1,626,287
1,375	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Series 2007A, 5.250%, 7/15/38 – AMBAC Insured	7/17 at 100.00	Baa2	1,312,781
	Savannah Economic Development Authority, Georgia, GNMA Collateralized Multifamily Housing Revenue Bonds, Snap I-II-III Apartments, Series 2002A:
500	5.150%, 11/20/22 (Alternative Minimum Tax)	11/14 at 100.00	AA+	505,435
980	5.200%, 11/20/27 (Alternative Minimum Tax)	11/14 at 100.00	AA+	986,086
1,465	5.250%, 11/20/32 (Alternative Minimum Tax)	11/14 at 100.00	AA+	1,470,977
7,125	Total Housing/Multifamily			6,920,153
	Housing/Single Family – 0.8% (0.5% of Total Investments)
	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2006C-2:
1,000	4.500%, 12/01/27 (Alternative Minimum Tax)	12/15 at 100.00	AAA	1,001,860
170	4.550%, 12/01/31 (Alternative Minimum Tax)	12/15 at 100.00	AAA	164,557
1,170	Total Housing/Single Family			1,166,417
	Industrials – 3.0% (2.0% of Total Investments)
2,190	Cobb County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Georgia Waste Management Project, Series 2004A, 5.000%, 4/01/33 (Alternative Minimum Tax)	4/16 at 101.00	BBB	2,194,928
2,000	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	1,999,280
4,190	Total Industrials			4,194,208
	Materials – 2.3% (1.5% of Total Investments)
2,000	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Bonds, International Paper Company, Series 2001A, 6.250%, 2/01/25 (Alternative Minimum Tax)	2/14 at 100.00	BBB	2,000,140
20	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Bonds, International Paper Company, Series 2003A, 5.750%, 11/01/27 (Alternative Minimum Tax)	2/14 at 100.00	BBB	19,999

20	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Materials (continued)
$850	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 6.000%, 2/01/25 (Alternative Minimum Tax)	2/14 at 100.00	BBB	$850,068
390	Savannah Economic Development Authority, Georgia, Pollution Control Revenue Bonds, Union Camp Corporation, Series 1995, 6.150%, 3/01/17	No Opt. Call	Baa3	416,126
3,260	Total Materials			3,286,333
	Tax Obligation/General – 36.1% (23.8% of Total Investments)
2,000	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center Inc., Series 2012A, 5.000%, 1/01/31	1/22 at 100.00	AA	2,080,860
1,500	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA+	1,508,730
1,000	Clark County Hospital Authority, Georgia, Hospital Revenue Bonds, Athens Regional Medical Center, Series 2007, 5.000%, 1/01/27 – NPFG Insured	1/17 at 100.00	Aa1	1,071,420
600	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center, Series 2012, 5.000%, 1/01/32	1/22 at 100.00	Aa1	613,998
3,315	Decatur, Georgia, General Obligation Bonds, Series 2007, 5.000%, 1/01/31 – AGM Insured	1/17 at 100.00	AA+	3,514,033
2,000	East Point Building Authority, Georgia, Revenue Bonds, Water and Sewer Project Revenue Bonds, Series 2006A, 5.000%, 2/01/34 – SYNCORA GTY Insured	2/16 at 100.00	N/R	1,898,140
1,090	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2003, 5.000%, 7/01/19 – NPFG Insured	7/15 at 100.00	Aa2	1,105,042
1,135	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2012B, 5.000%, 7/01/23	No Opt. Call	Aa2	1,269,725
1,500	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2007, 5.000%, 4/01/37 – AGM Insured	4/17 at 100.00	Aaa	1,566,885
6,400	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization Bonds, Loan Pool Series 2011, 5.125%, 3/15/31	3/21 at 100.00	Aaa	6,792,127
	Georgia Municipal Association Inc., Certificates of Participation, Riverdale Public Purpose Project, Series 2009:
905	5.375%, 5/01/32 – AGC Insured	5/19 at 100.00	AA–	941,363
1,165	5.500%, 5/01/38 – AGC Insured	5/19 at 100.00	AA–	1,201,232
2,500	Georgia State, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15	No Opt. Call	AAA	2,689,225
2,500	Georgia State, General Obligation Bonds, Series 2007E, 5.000%, 8/01/24	8/17 at 100.00	AAA	2,833,800
1,000	Georgia State, General Obligation Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	AAA	1,133,570
750	Georgia, General Obligation Bonds, Series 1998D, 5.250%, 10/01/15	No Opt. Call	AAA	818,535
3,500	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2013, 5.000%, 2/01/36	2/23 at 100.00	AAA	3,783,079
4,900	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (UB)	2/18 at 100.00	AAA	5,268,676
1,560	Henry County Hospital Authority, Georgia, Revenue Certificates, Henry Medical Center, Series 2004, 5.000%, 7/01/20 – NPFG Insured	7/14 at 101.00	Aa1	1,617,439
445	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	Aa2	469,698
2,475	Paulding County School District, Georgia, General Obligation Bonds, Series 2007, 5.000%, 2/01/33	2/17 at 100.00	AA+	2,625,158
2,250	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	2,246,490
1,450	Wayne County Hospital Authority, Georgia, Hospital Revenue Bonds, Series 2006, 5.000%, 3/01/23 – SYNCORA GTY Insured	3/16 at 100.00	N/R	1,443,519
2,000	Winder-Barrow Industrial Building Authority, Georgia, Revenue Bonds, City of Winder Project, Refunding Series 2012, 5.000%, 12/01/29 – AGM Insured	12/21 at 100.00	A1	2,141,520
47,940	Total Tax Obligation/General			50,634,264

Nuveen Investments	21

NKG	Nuveen Georgia Dividend Advantage Municipal Fund 2 (continued)
Portfolio of Investments November 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 21.2% (14.0% of Total Investments)
	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007:
$110	5.250%, 12/01/19 – AGC Insured	12/17 at 100.00	AA–	$119,709
50	5.250%, 12/01/20	No Opt. Call	AA–	53,764
80	5.250%, 12/01/21 – AGC Insured	12/17 at 100.00	AA–	85,090
1,080	5.000%, 12/01/23 – AGC Insured	12/17 at 100.00	AA–	1,124,032
1,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 7.375%, 1/01/31	1/19 at 100.00	A2	1,729,815
280	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	324,428
730	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	7/15 at 100.00	A–	771,814
	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B:
2,030	5.400%, 1/01/20	7/15 at 100.00	A–	2,134,586
1,175	5.600%, 1/01/30	7/15 at 100.00	A–	1,223,528
3,420	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	3,420,479
2,000	Cobb-Marietta Coliseum and Exhibit Hall Authority, Cobb County, Georgia, Revenue Bonds, Performing Arts Center, Series 2004, 5.000%, 1/01/22	1/14 at 100.00	AAA	2,008,300
375	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 2005, 5.500%, 10/01/26 – NPFG Insured	No Opt. Call	A+	430,868
	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993:
395	5.500%, 10/01/18 – NPFG Insured	No Opt. Call	A	423,594
5,745	5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	A	6,256,591
2,970	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association, Series 1998A, 4.750%, 6/01/28 – NPFG Insured	No Opt. Call	A	2,888,058
750	Georgia Municipal Association Inc., Certificates of Participation, Atlanta Court Project, Series 2002, 5.125%, 12/01/21 – AMBAC Insured	2/14 at 100.00	N/R	750,983
1,589	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2011A-1, 4.600%, 7/01/26	No Opt. Call	N/R	1,291,634
3,460	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa2	3,889,386
810	Tift County Hospital Authority, Georgia, Revenue Anticipation Certificates Series 2012, 5.000%, 12/01/38	No Opt. Call	AA–	826,484
28,549	Total Tax Obligation/Limited			29,753,143
	Transportation – 9.4% (6.2% of Total Investments)
2,290	Atlanta, Georgia, Airport General Revenue Bonds, Series 2004G, 5.000%, 1/01/26 – AGM Insured	1/15 at 100.00	AA–	2,387,782
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012B, 5.000%, 1/01/31	No Opt. Call	A+	2,097,500
2,810	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012C, 5.000%, 1/01/42 (Alternative Minimum Tax)	1/22 at 100.00	A+	2,809,859
2,000	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2011B, 5.000%, 1/01/30	1/21 at 100.00	A+	2,041,780
1,000	Atlanta, Georgia, Airport Passenger Facilities Charge Revenue Bonds, Refunding Series 2004C, 5.000%, 1/01/33 – AGM Insured	7/14 at 100.00	AA–	1,017,160
1,000	Atlanta, Georgia, Airport Passenger Facilities Charge Revenue Bonds, Series 2004J, 5.000%, 1/01/34 – AGM Insured	1/15 at 100.00	AA–	1,028,140
1,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	B	1,744,905
12,600	Total Transportation			13,127,126
	U.S. Guaranteed – 6.1% (4.0% of Total Investments) (4)
500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.250%, 11/01/15 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	AA– (4)	523,400
2,425	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/24 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	AA– (4)	2,532,913
1,550	Bulloch County Development Authority, Georgia, Student Housing and Athletic Facility Lease Revenue Bonds, Georgia Southern University, Series 2004, 5.250%, 8/01/21 (Pre-refunded 8/01/14) – SYNCORA GTY Insured	8/14 at 100.00	A1 (4)	1,603,165

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$1,000	Forsyth County, Georgia, General Obligation Bonds, Series 2004, 5.250%, 3/01/19 (Pre-refunded 3/01/14)	3/14 at 101.00	Aaa	$1,023,130
	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Series 2004:
2,450	5.000%, 1/01/22 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	AA– (4)	2,460,682
385	5.000%, 1/01/35 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	AA– (4)	386,679
25	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 (Pre-refunded 1/01/17) – FGIC Insured	1/17 at 100.00	A+ (4)	28,174
8,335	Total U.S. Guaranteed			8,558,143
	Utilities – 9.4% (6.2% of Total Investments)
525	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, First Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A+	527,699
2,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Project 1, Series 2007A, 5.000%, 1/01/25 – NPFG Insured	1/17 at 100.00	A+	2,125,980
3,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 2012GG, 5.000%, 1/01/43	1/23 at 100.00	A+	3,052,499
755	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 – FGIC Insured	No Opt. Call	A+	813,988
	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
1,000	5.000%, 3/15/20	No Opt. Call	A	1,097,870
1,300	5.000%, 3/15/21	No Opt. Call	A	1,426,750
1,500	5.000%, 3/15/22	No Opt. Call	A	1,623,135
	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
350	5.125%, 9/15/17	No Opt. Call	A	384,717
950	5.000%, 3/15/18	No Opt. Call	A+	1,048,278
1,200	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	7/17 at 100.00	BB+	1,048,188
12,580	Total Utilities			13,149,104
	Water and Sewer – 21.4% (14.1% of Total Investments)
	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004:
260	5.750%, 11/01/30 – AGM Insured	No Opt. Call	AA–	301,228
700	5.000%, 11/01/37 – AGM Insured	11/14 at 100.00	AA–	702,128
5,105	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 – AGM Insured	8/18 at 100.00	AA	5,303,992
	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2007:
1,000	5.000%, 6/01/32	6/18 at 100.00	Aa2	1,038,060
1,000	5.000%, 6/01/37	6/18 at 100.00	Aa2	1,020,710
	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B:
6,000	5.250%, 10/01/32 – AGM Insured	10/26 at 100.00	Aa2	6,557,519
300	5.000%, 10/01/35 – AGM Insured	No Opt. Call	Aa2	315,387
5,350	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A, 5.250%, 10/01/41	10/21 at 100.00	Aa3	5,637,563
2,225	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewage Revenue Bonds, Series 2007, 5.000%, 6/01/37 – NPFG Insured	6/17 at 100.00	Aa2	2,299,093
1,000	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/29 – NPFG Insured	12/15 at 100.00	Aa2	1,059,570
1,000	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2013, 5.000%, 1/01/33	1/23 at 100.00	AA–	1,068,460
500	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization Bonds, Cobb County-Marietta Water Authority Loans, Series 2011, 5.250%, 2/15/36	2/21 at 100.00	Aaa	525,670

Nuveen Investments	23

NKG	Nuveen Georgia Dividend Advantage Municipal Fund 2 (continued)
Portfolio of Investments November 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,000	Midgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%, 12/01/21 – AGM Insured	No Opt. Call	AA–	$1,172,850
1,000	Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008, 5.500%, 1/01/38	1/19 at 100.00	AA+	1,096,360
1,975	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, The Oconee-Hard Creek Reservoir Project, Series 2008, 5.000%, 2/01/38 – AGM Insured	2/18 at 100.00	Aa2	1,999,312
28,415	Total Water and Sewer			30,097,902
$248,019	Total Long-Term Investments (cost $210,582,832)			213,038,656
	Floating Rate Obligations – (2.3)%			(3,245,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (53.4)% (5)			(74,945,000)
	Other Assets Less Liabilities – 3.9%			5,480,484
	Net Assets Applicable to Common Shares – 100%			$140,329,140

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.2%
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

24	Nuveen Investments

NMY
Nuveen Maryland Premium Income Municipal Fund
Portfolio of Investments
November 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 150.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 150.2% (100.0% of Total Investments)
	Consumer Discretionary – 4.4% (2.9% of Total Investments)
	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
$540	5.000%, 9/01/16 – SYNCORA GTY Insured	No Opt. Call	BB+	$567,238
400	5.250%, 9/01/19 – SYNCORA GTY Insured	9/16 at 100.00	BB+	415,600
265	5.250%, 9/01/25 – SYNCORA GTY Insured	9/16 at 100.00	BB+	261,324
350	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	BB+	336,382
350	4.600%, 9/01/30 – SYNCORA GTY Insured	9/16 at 100.00	BB+	303,307
100	5.000%, 9/01/32 – SYNCORA GTY Insured	9/16 at 100.00	BB+	89,758
12,165	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	10,814,928
1,000	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba2	944,870
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R	1,139,980
17,170	Total Consumer Discretionary			14,873,387
	Consumer Staples – 7.0% (4.7% of Total Investments)
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
3,045	5.250%, 6/01/32	6/17 at 100.00	B	2,587,793
2,665	5.625%, 6/01/47	6/17 at 100.00	B	2,020,630
155,700	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BB–	9,138,033
	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002:
6,645	5.375%, 5/15/33	2/14 at 100.00	BBB+	6,199,121
3,270	5.500%, 5/15/39	2/14 at 100.00	BBB	2,854,906
800	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	5/14 at 100.00	A3	750,328
172,125	Total Consumer Staples			23,550,811
	Education and Civic Organizations – 15.2% (10.1% of Total Investments)
2,375	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s University, Series 2006, 5.625%, 9/01/38	9/16 at 100.00	BB+	2,142,179
3,020	Hartford County, Maryland, Economic Development Revenue Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34	4/14 at 100.00	A+	3,050,442
1,750	Maryland Health and Higher Educational Facilities Authority, Educational Facilities Leasehold Mortgage Revenue Bonds, McLean School, Series 2001, 6.000%, 7/01/31	2/14 at 100.00	BB+	1,689,135
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2012A, 5.000%, 7/01/34	7/22 at 100.00	A–	720,153
530	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2008A, 5.250%, 7/01/38	No Opt. Call	AA+	568,059
3,335	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2004A, Trust 1003, 14.141%, 3/01/14 (IF)	No Opt. Call	AA+	3,621,276
3,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2006, 5.000%, 6/01/30	6/16 at 100.00	Baa1	3,517,955
1,130	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	Baa1	1,107,558

Nuveen Investments	25

NMY	Nuveen Maryland Premium Income Municipal Fund (continued)
Portfolio of Investments November 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2012:
$1,500	5.000%, 6/01/34	No Opt. Call	Baa1	$1,498,080
3,000	5.000%, 6/01/47	6/22 at 100.00	Baa1	2,934,570
745	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB–	731,367
1,145	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins University, Series 2012A, 5.000%, 7/01/30	No Opt. Call	AA+	1,257,164
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins University, Series 2013B:
500	5.000%, 7/01/38	7/23 at 100.00	AA+	529,265
4,375	4.250%, 7/01/41	7/23 at 100.00	AA+	4,291,175
2,100	Maryland Industrial Development Financing Authority, Revenue Bonds, Our Lady of Good Counsel High School, Series 2005A, 6.000%, 5/01/35	5/15 at 100.00	N/R	2,156,259
	Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds, Montgomery College Arts Center Project, Series 2005A:
1,300	5.000%, 5/01/18	5/15 at 100.00	AA	1,374,113
1,365	5.000%, 5/01/19	5/15 at 100.00	AA	1,441,413
615	5.000%, 5/01/20	5/15 at 100.00	AA	648,800
625	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2012, 5.000%, 7/01/29	7/22 at 100.00	Aa3	667,219
9,445	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured	No Opt. Call	Aa3	11,121,582
300	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2006A, 5.000%, 10/01/14	No Opt. Call	AA+	312,258
265	University of Puerto Rico, University System Revenue Bonds, Series 2006P, 5.000%, 6/01/23	6/16 at 100.00	BBB–	195,279
1,145	University of Puerto Rico, University System Revenue Bonds, Series 2006Q, 5.000%, 6/01/19	6/16 at 100.00	BBB–	946,045
	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006:
2,000	5.000%, 11/01/31	11/16 at 100.00	BBB+	2,005,840
2,750	4.500%, 11/01/36	11/16 at 100.00	BBB+	2,493,838
49,515	Total Education and Civic Organizations			51,021,024
	Health Care – 33.1% (22.0% of Total Investments)
500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.000%, 6/15/14	No Opt. Call	Baa1	508,720
2,445	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Refunding Series 2010, 5.750%, 7/01/38	7/20 at 100.00	Baa3	2,318,716
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A:
1,350	6.250%, 1/01/31	1/22 at 100.00	Baa2	1,464,345
375	6.125%, 1/01/36	1/22 at 100.00	Baa2	395,243
1,355	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System Issue, Series 2012, 5.000%, 7/01/24	No Opt. Call	A–	1,489,321
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2009A, 6.750%, 7/01/39	7/19 at 100.00	A–	1,747,545
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/40	7/19 at 100.00	A–	2,519,875
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Health System Issue, Series 2013, 5.000%, 7/01/38	7/23 at 100.00	A	1,995,700
2,550	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%, 7/01/40	7/16 at 100.00	A3	2,565,555
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2012A:
1,000	4.000%, 7/01/30	7/22 at 100.00	A3	894,890
1,775	5.000%, 7/01/37	7/22 at 100.00	A3	1,749,529
4,050	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29	7/17 at 100.00	Baa3	3,767,432

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$4,335	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A, 4.250%, 7/01/32	No Opt. Call	Baa1	$3,907,742
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Obligated Group Issue, Series 2011A:
500	5.000%, 5/15/25	5/21 at 100.00	AA–	549,865
500	5.000%, 5/15/26	5/21 at 100.00	AA–	544,165
4,225	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kaiser Permanente System, Series 1998A, 5.375%, 7/01/15	1/14 at 100.00	A+	4,241,309
2,735	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGC Insured	7/17 at 100.00	AA–	2,790,192
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2011:
500	5.750%, 7/01/31	No Opt. Call	A	534,315
1,000	6.000%, 7/01/41	7/21 at 100.00	A	1,077,170
1,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2012A, 5.000%, 10/01/39	10/22 at 100.00	A	1,274,075
4,060	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	4,204,049
7,720	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 – BHAC Insured	5/16 at 100.00	AA+	8,092,876
2,850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2011, 5.000%, 7/01/31	7/22 at 100.00	BBB	2,815,401
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Project, Series 2007A:
2,375	5.000%, 7/01/37	7/17 at 100.00	BBB	2,211,600
2,905	5.500%, 7/01/42	7/17 at 100.00	BBB	2,861,628
3,950	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	3,953,160
4,450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40	5/20 at 100.00	AA–	4,486,535
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2005:
1,000	5.000%, 7/01/35	7/15 at 100.00	A	994,080
1,500	5.000%, 7/01/40	7/15 at 100.00	A	1,462,245
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A:
11,500	5.000%, 7/01/43	7/22 at 100.00	A2	11,213,305
3,750	4.000%, 7/01/43	7/22 at 100.00	A2	3,013,800
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2006:
700	5.000%, 7/01/31	7/16 at 100.00	A2	704,438
1,325	5.000%, 7/01/36	7/16 at 100.00	A2	1,320,495
4,155	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.125%, 7/01/39	7/19 at 100.00	A2	4,148,934
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
135	5.750%, 1/01/33	1/18 at 100.00	BBB	135,699
7,075	5.750%, 1/01/38	1/18 at 100.00	BBB	7,080,943
1,950	6.000%, 1/01/43	1/18 at 100.00	BBB	1,961,427
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A:
2,910	4.500%, 1/01/22 – NPFG Insured	7/16 at 100.00	A	3,073,629
2,995	5.000%, 7/01/34 – NPFG Insured	7/16 at 100.00	A	2,997,755
8,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MD, 5.000%, 12/01/40	12/21 at 100.00	Aa2	8,078,800
111,750	Total Health Care			111,146,503

Nuveen Investments	27

NMY	Nuveen Maryland Premium Income Municipal Fund (continued)
Portfolio of Investments November 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 6.1% (4.1% of Total Investments)
$2,045	Anne Arundel County, Maryland, FNMA Multifamily Housing Revenue Bonds, Glenview Gardens Apartments Project, Series 2009, 5.000%, 1/01/28 (Mandatory put 1/01/27)	1/20 at 102.00	AA+	$2,151,851
	Howard County Housing Commission, Maryland, Revenue Bonds, The Verona at Oakland Mills Project, Series 2013:
3,000	5.000%, 10/01/28	10/23 at 100.00	A+	3,021,240
2,000	4.625%, 10/01/28	10/23 at 100.00	A+	1,938,760
2,110	Maryland Community Development Administration, Multifamily Housing Revenue Bonds, Princess Anne Apartments, Series 2001D, 5.450%, 12/15/33 (Alternative Minimum Tax)	12/13 at 100.00	Aaa	2,110,865
	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A:
30	5.000%, 10/01/15	2/14 at 100.00	B3	29,915
3,460	5.625%, 10/01/23	2/14 at 100.00	B3	3,211,364
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Refunding Series 2013:
500	5.000%, 6/01/27	6/23 at 100.00	Baa3	500,000
500	5.000%, 6/01/34	6/23 at 100.00	Baa3	478,365
1,500	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2012, 5.000%, 7/01/33	No Opt. Call	BBB–	1,464,240
5,115	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds,University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/33 – CIFG Insured	6/16 at 100.00	AA–	5,147,276
165	Montgomery County Housing Opportunities Commission, Maryland, GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series 1995A, 5.900%, 7/01/15	1/14 at 100.00	Aa2	165,653
405	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2000B, 6.200%, 7/01/30 (Alternative Minimum Tax)	1/14 at 100.00	Aaa	405,462
20,830	Total Housing/Multifamily			20,624,991
	Housing/Single Family – 9.3% (6.2% of Total Investments)
520	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2008C, 5.375%, 9/01/39	9/18 at 100.00	Aa2	531,872
3,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2009B, 4.750%, 9/01/39	9/18 at 100.00	Aa2	2,986,530
2,055	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2010B, 5.250%, 9/01/35	3/20 at 100.00	Aa2	2,090,983
5,425	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2005E, 4.900%, 9/01/36 (Alternative Minimum Tax) (UB), (5)	9/14 at 100.00	Aa2	5,378,019
1,800	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative Minimum Tax) (UB), (5)	9/15 at 100.00	Aa2	1,817,334
2,345	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax) (UB), (5)	9/15 at 100.00	Aa2	2,366,741
4,075	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax) (UB), (5)	9/16 at 100.00	Aa2	4,096,230
7,500	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax) (UB), (5)	3/16 at 100.00	Aa2	7,586,476
2,820	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.850%, 9/01/37 (Alternative Minimum Tax) (UB), (5)	3/17 at 100.00	Aa2	2,727,110
1,500	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007H, 5.000%, 9/01/27 (Alternative Minimum Tax) (UB), (5)	3/17 at 100.00	Aa2	1,524,346
31,040	Total Housing/Single Family			31,105,641

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 2.8% (1.9% of Total Investments)
$5,895	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	$5,962,793
3,340	Maryland Economic Development Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	BBB	3,491,302
9,235	Total Industrials			9,454,095
	Long-Term Care – 6.2% (4.1% of Total Investments)
5,215	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37	1/17 at 100.00	A–	5,140,999
2,050	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	BBB	2,200,245
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010:
1,685	6.125%, 1/01/30	1/21 at 100.00	A	1,781,955
5,000	6.250%, 1/01/45	1/21 at 100.00	A	5,251,800
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/31	7/16 at 100.00	N/R	965,340
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, King Farm Presbyterian Community, Series 2007A:
780	5.000%, 1/01/17	No Opt. Call	N/R	799,461
1,460	5.250%, 1/01/27	1/17 at 100.00	N/R	1,410,331
1,050	5.300%, 1/01/37	1/17 at 100.00	N/R	947,583
2,480	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	2,393,026
20,720	Total Long-Term Care			20,890,740
	Tax Obligation/General – 9.0% (6.0% of Total Investments)
1,565	Anne Arundel County, Maryland, General Obligation Bonds, Series 2006, 5.000%, 3/01/21	3/16 at 100.00	AAA	1,713,644
685	Anne Arundel County, Maryland, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 3/01/17	3/16 at 100.00	AAA	754,123
350	Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2009, 5.000%, 8/01/14	No Opt. Call	AAA	361,452
	Baltimore, Maryland, General Obligation Bonds, Consolidated Public Improvements, Series 2011A:
1,000	5.000%, 10/15/29	10/21 at 100.00	Aa2	1,095,250
1,200	5.000%, 10/15/30	10/21 at 100.00	Aa2	1,304,856
	Charles County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006:
2,145	5.000%, 3/01/14	No Opt. Call	AA+	2,171,941
805	5.000%, 3/01/16	No Opt. Call	AA+	889,155
1,500	Frederick County, Maryland, General Obligation Public Facilities Bonds, Series 2005, 5.000%, 8/01/14	No Opt. Call	AAA	1,548,870
1,820	Harford County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2013A, 3.000%, 2/01/14	No Opt. Call	Aaa	1,829,082
2,305	Maryland National Capital Park Planning Commission, Prince George’s County, General Obligation Bonds, Park Acquisition and Development, Series 2004EE-2, 5.000%, 1/15/17	1/14 at 100.00	AAA	2,318,945
95	Maryland, General Obligation Bonds, State and Local Facilities Loan, Second Series 2009B, 5.250%, 8/15/14	No Opt. Call	AAA	98,456
1,000	Maryland, General Obligation Bonds, State and Local Facilities Loan, Second Series 2010B, 5.000%, 8/01/14	No Opt. Call	AAA	1,032,720
5,850	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15	No Opt. Call	AAA	6,292,787
2,800	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006A, 5.000%, 5/01/16	No Opt. Call	AAA	3,111,360
Nuveen Investments	29

NMY	Nuveen Maryland Premium Income Municipal Fund (continued)
Portfolio of Investments November 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,315	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2004F, 5.000%, 12/01/15	No Opt. Call	AAA	$1,378,883
2,270	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A	2,155,569
2,155	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2007A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A	2,046,366
28,860	Total Tax Obligation/General			30,103,459
	Tax Obligation/Limited – 21.9% (14.5% of Total Investments)
1,200	Anne Arundel County, Maryland, Consolidated Special Taxing District Revenue Bonds, Villages of Dorchester & Farmington Village Projects, Series 2013, 5.000%, 7/01/32	7/23 at 100.00	A+	1,249,116
865	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park – North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	890,915
385	Baltimore County, Maryland, Certificates of Participation, Equipment Acquisition Program, Series 2012, 4.000%, 10/01/14	No Opt. Call	AA+	396,974
120	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – NPFG Insured	3/14 at 100.00	A	120,406
300	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	293,796
	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
110	5.600%, 7/01/20 – RAAI Insured	7/14 at 100.00	N/R	110,139
450	5.700%, 7/01/29 – RAAI Insured	7/14 at 100.00	N/R	446,310
	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A:
5,350	5.000%, 7/01/30	7/20 at 100.00	A–	5,482,466
2,355	5.000%, 7/01/40	7/20 at 100.00	A–	2,351,444
1,000	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	1,007,810
2,050	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2004, 5.750%, 7/01/34	7/14 at 102.00	N/R	1,996,823
11,750	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	13,060,004
2,380	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2004, 5.000%, 11/01/14	No Opt. Call	AAA	2,486,600
1,000	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2006, 5.000%, 2/15/14	No Opt. Call	AAA	1,010,330
920	Maryland Stadium Authority, Lease Revenue Bonds, Montgomery County Conference Center, Series 2012, 4.000%, 6/15/14	No Opt. Call	AA+	939,154
1,675	Montgomery County, Maryland, Special Obligation Bonds, West Germantown Development District, Senior Series 2002A, 5.500%, 7/01/27 – RAAI Insured	7/14 at 100.00	A+	1,677,077
3,000	Prince George’s County, Maryland, Certificates of Participation, Equipment Acquisition Program, Series 2012, 3.000%, 10/15/14	No Opt. Call	AA+	3,074,490
740	Prince George’s County, Maryland, Lease Revenue Bonds, Upper Marlboro Justice Center, Series 2003A, 5.000%, 6/30/14 – NPFG Insured	2/14 at 100.00	AA+	742,997
6,650	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	7/15 at 100.00	N/R	6,518,796
1,411	Prince George’s County, Maryland, Special Tax District Bonds, Victoria Falls Project, Series 2005, 5.250%, 7/01/35	7/14 at 100.00	N/R	1,316,054
1,100	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	Baa3	900,548
1,000	Puerto Rico Highway and Transportation Authority, Subordinate Lien Highway Revenue Bonds, Series 2003, 5.250%, 7/01/15 – FGIC Insured	2/14 at 100.00	BBB–	971,530

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A:
$2,000	0.000%, 7/01/33 – FGIC Insured	No Opt. Call	BBB+	$270,420
1,530	0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	BBB+	133,676
2,100	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	2/14 at 100.00	AA–	2,053,863
525	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2004I, 5.250%, 7/01/33	7/14 at 100.00	BBB–	373,627
970	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	719,274
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A:
1,425	5.375%, 8/01/39	2/20 at 100.00	A+	1,078,169
200	5.500%, 8/01/42	2/20 at 100.00	A+	152,158
4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	3,165,436
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
7,000	0.000%, 8/01/40 – NPFG Insured	No Opt. Call	AA–	1,161,230
8,000	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	1,240,640
210	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	AA–	21,529
12,140	0.000%, 8/01/56	No Opt. Call	AA–	649,733
520	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A	497,068
820	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2005BB, 5.250%, 7/01/22 – AGM Insured	No Opt. Call	AA–	796,253
	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2007CC:
765	5.500%, 7/01/28 – NPFG Insured	No Opt. Call	A	683,596
2,300	5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA–	2,127,753
1,750	Rhode Island Convention Center Authority, Lease Revenue Bonds, Series 2005A, 5.000%, 5/15/21 – AGM Insured	5/15 at 100.00	AA–	1,848,648
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.000%, 10/01/26 – RAAI Insured	10/14 at 100.00	BBB+	2,015,320
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/27 – FGIC Insured	10/16 at 100.00	A	2,021,340
3,500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	3,492,195
1,825	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,839,454
101,701	Total Tax Obligation/Limited			73,385,161
	Transportation – 6.4% (4.3% of Total Investments)
	Baltimore, Maryland, Revenue Refunding Bonds, Parking System Facilities, Series 1998A:
1,060	5.250%, 7/01/17 – FGIC Insured	No Opt. Call	A1	1,156,926
110	5.250%, 7/01/21 – FGIC Insured	No Opt. Call	A1	123,578
125	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	129,466
	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue Bonds, Johns Hopkins Hospital, Series 2001:
1,300	5.000%, 7/01/27 – AMBAC Insured	1/14 at 100.00	N/R	1,300,481
1,000	5.000%, 7/01/34 – AMBAC Insured	1/14 at 100.00	N/R	978,570
750	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue Bonds, Johns Hopkins Medical Institution, Series 2004B, 5.000%, 7/01/15 – AMBAC Insured	1/15 at 100.00	N/R	781,110
460	Maryland Health and Higher Educational Facilities Authority, Parking Revenue Bonds, Johns Hopkins Medical Institutions Parking Facilities, Series 1996, 5.500%, 7/01/26 – AMBAC Insured	2/14 at 100.00	A	460,492

Nuveen Investments	31

NMY	Nuveen Maryland Premium Income Municipal Fund (continued)
Portfolio of Investments November 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Maryland Transportation Authority, Revenue Bonds, Grant Anticipation Series 2008:
$1,000	5.250%, 3/01/15	No Opt. Call	AAA	$1,062,710
2,000	5.250%, 3/01/16	No Opt. Call	AAA	2,215,840
10,110	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Series 2007, 5.000%, 7/01/30 – AGM Insured (UB)	7/17 at 100.00	AA–	10,796,470
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
20	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/14 at 100.00	A	20,199
70	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	6/14 at 100.00	A	70,345
2,075	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (6)	6/14 at 100.00	N/R	2,396,625
20,080	Total Transportation			21,492,812
	U.S. Guaranteed – 20.6% (13.7% of Total Investments) (4)
2,030	Anne Arundel County, Maryland, General Obligation Bonds, Series 2004, 5.000%, 4/01/16 (Pre-refunded 4/01/14)	4/14 at 100.00	AAA	2,063,515
500	Baltimore County, Maryland, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/36 (Pre-refunded 9/01/16)	9/16 at 100.00	A+ (4)	560,925
1,540	Baltimore, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2004A, 5.000%, 10/15/22 (Pre-refunded 10/15/14) – AMBAC Insured	10/14 at 100.00	Aa2 (4)	1,605,373
2,690	Baltimore, Maryland, Revenue Refunding Bonds, Wastewater Projects, Series 2002A, 5.125%, 7/01/42 (Pre-refunded 1/02/14) – NPFG Insured	1/14 at 100.00	AA (4)	2,697,586
3,120	Baltimore, Maryland, Revenue Refunding Bonds, Water Projects, Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA (4)	3,610,714
2,000	Baltimore, Maryland, Revenue Refunding Bonds, Water System Projects, Series 1994A, 5.000%, 7/01/24 – FGIC Insured (ETM)	No Opt. Call	AA (4)	2,361,540
1,500	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	AA (4)	1,677,330
1,680	Carroll County, Maryland, Consolidated Public Improvement Bonds, Series 2005A, 5.000%, 12/01/16 (Pre-refunded 12/01/15)	12/15 at 100.00	AAA	1,837,886
	Charles County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006:
40	5.000%, 3/01/14 (ETM)	No Opt. Call	Aa1 (4)	40,498
15	5.000%, 3/01/16 (ETM)	No Opt. Call	Aa1 (4)	16,553
1,910	Frederick, Maryland, General Obligation Bonds, Series 2005, 5.000%, 8/01/16 (Pre-refunded 8/01/15) – NPFG Insured	8/15 at 100.00	AA (4)	2,060,164
	Howard County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2004B:
1,000	5.000%, 8/15/16 (Pre-refunded 2/15/14)	2/14 at 100.00	AAA	1,010,300
1,625	5.000%, 8/15/17 (Pre-refunded 2/15/14)	2/14 at 100.00	AAA	1,641,738
1,180	5.000%, 8/15/19 (Pre-refunded 2/15/14)	2/14 at 100.00	AAA	1,192,154
750	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2004, 5.000%, 5/01/15 (Pre-refunded 5/01/14)	5/14 at 100.00	AAA	765,383
2,350	Maryland, General Obligation Bonds, State and Local Facilities Loan, First Series 2004, 5.000%, 8/01/15 (Pre-refunded 8/01/14)	8/14 at 100.00	AAA	2,426,681
3,075	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Memorial Hospital, Series 2004, 5.500%, 7/01/36 (Pre-refunded 7/01/14)	7/14 at 100.00	A (4)	3,171,524
4,865	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Civista Medical Center, Series 2005, 5.000%, 7/01/37 (Pre-refunded 7/01/14) – RAAI Insured	7/14 at 100.00	N/R (4)	5,002,777
2,875	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	A– (4)	2,959,410
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997:
1,265	5.000%, 7/01/17 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	1,378,243
3,240	5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	3,771,068
3,125	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Howard County General Hospital, Series 1993, 5.500%, 7/01/25 (ETM)	1/14 at 100.00	N/R (4)	3,248,438

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2004A, 4.625%, 7/01/20 (Pre-refunded 7/01/14)	7/14 at 100.00	AA+ (4)	$1,026,360
3,875	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	N/R (4)	3,987,608
885	Maryland National Capital Park Planning Commission, Prince George’s County, General Obligation Bonds, Park Acquisition and Development, Series 2004EE-2, 5.000%, 1/15/17 (Pre-refunded 1/15/14)	1/14 at 100.00	Aaa	890,487
1,200	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	1,319,436
1,100	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured (ETM)	No Opt. Call	Aaa	1,268,663
1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1996Y, 5.500%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	Aaa	1,131,080
1,610	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	Baa1 (4)	1,960,320
3,135	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2006A, 5.000%, 10/01/22 (Pre-refunded 10/01/16)	10/16 at 100.00	AA+ (4)	3,530,229
	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Sewerage Disposal Bonds, Series 2005:
4,500	5.000%, 6/01/16 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	4,821,480
1,235	5.000%, 6/01/23 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,323,228
1,235	5.000%, 6/01/24 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,323,228
1,235	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,323,228
64,385	Total U.S. Guaranteed			69,005,147
	Utilities – 3.6% (2.4% of Total Investments)
1,700	Grant County Public Utility District 2, Washington, Priest Rapids Hydroelectric Development Revenue Bonds, Series 2005A, 5.000%, 1/01/14 – NPFG Insured	No Opt. Call	AA	1,707,361
3,600	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/22 – FGIC Insured	7/14 at 100.00	A	3,209,292
1,570	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	A	1,399,608
1,040	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	BBB	728,551
1,225	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 2002JJ, 5.250%, 7/01/15 – NPFG Insured	No Opt. Call	A	1,220,259
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/24	7/17 at 100.00	BB+	682,039
3,000	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – AMBAC Insured	7/15 at 100.00	AA+	3,089,310
12,865	Total Utilities			12,036,420
	Water and Sewer – 4.6% (3.1% of Total Investments)
2,500	Baltimore, Maryland, Project and Revenue Refunding Bonds, Water Projects, Series 2013B, 5.000%, 7/01/38 (WI/DD, Settling 12/03/13)	1/24 at 100.00	Aa2	2,637,750
1,045	Baltimore, Maryland, Revenue Refunding Bonds, Water System Projects, Series 1994A, 5.000%, 7/01/24 – FGIC Insured	No Opt. Call	AA (4)	1,199,117
2,570	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	AA	2,715,796
3,000	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2007D, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA	3,182,790
2,000	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA	2,075,320

Nuveen Investments	33

NMY	Nuveen Maryland Premium Income Municipal Fund (continued)
Portfolio of Investments November 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,030	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43 (WI/DD, Settling 12/12/13)	7/23 at 100.00	A–	$1,983,229
1,645	Maryland Water Quality Financing Administration, Revolving Loan Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15	No Opt. Call	AAA	1,781,420
14,790	Total Water and Sewer			15,575,422
$675,066	Total Long-Term Investments (cost $500,463,746)			504,265,613
	Floating Rate Obligations – (6.6)%			(21,995,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (49.5)% (7)			(166,144,000)
	Other Assets Less Liabilities – 5.9%			19,512,398
	Net Assets Applicable to Common Shares – 100%			$335,639,011

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.9%
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

34	Nuveen Investments

NOM
Nuveen Missouri Premium Income Municipal Fund
Portfolio of Investments
November 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 164.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 164.6% (100.0% of Total Investments)
	Consumer Staples – 3.6% (2.2% of Total Investments)
$1,010	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA–	$1,105,102
	Education and Civic Organizations – 16.0% (9.7% of Total Investments)
250	Lincoln University, Missouri, Auxillary System Revenue Bonds, Series 2007, 5.125%, 6/01/37 – AGC Insured	6/17 at 100.00	AA–	252,198
750	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	751,605
600	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33	10/22 at 100.00	BBB–	573,066
725	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C2, 5.000%, 10/01/34 (WI/DD, Settling 12/10/13)	10/23 at 100.00	N/R	750,020
630	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2011, 5.250%, 10/01/41	10/21 at 100.00	A–	650,066
700	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A, 6.500%, 10/01/35	10/18 at 103.00	BBB–	761,110
550	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AAA	589,111
600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/36	4/21 at 100.00	A2	617,028
4,805	Total Education and Civic Organizations			4,944,204
	Health Care – 35.6% (21.6% of Total Investments)
525	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A, 5.750%, 6/01/39	6/19 at 100.00	AA–	544,640
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
760	5.000%, 6/01/27	6/17 at 100.00	BBB+	763,306
560	5.000%, 6/01/36	6/17 at 100.00	BBB+	537,712
930	Cass County, Missouri, Hospital Revenue Bonds, Series 2007, 5.625%, 5/01/38	11/16 at 100.00	BBB–	889,554
480	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007, 5.000%, 12/01/37	12/17 at 100.00	N/R	403,296
750	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/29	2/15 at 102.00	BBB+	759,720
200	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 5.500%, 2/15/31	2/21 at 100.00	BBB+	203,854
540	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011, 5.000%, 11/01/27	11/20 at 100.00	A3	557,129
335	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/37	2/22 at 100.00	A1	335,087
750	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2012, 4.000%, 11/15/42	No Opt. Call	AA–	625,845

Nuveen Investments	35

NOM	Nuveen Missouri Premium Income Municipal Fund (continued)
Portfolio of Investments November 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, St. Luke’s Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25	12/21 at 100.00	A+	$532,435
2,000	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, St. Lukes’s Health System, Series 2010A, 5.000%, 11/15/30	11/20 at 100.00	A+	2,063,379
1,730	Missouri State Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/44	11/23 at 100.00	A2	1,709,811
720	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28	12/20 at 100.00	BBB–	760,975
350	St. Louis County Industrial Development Authority, Missouri, Healthcare Facilities Revenue Bonds, Ranken-Jordan Project, Refunding Series 2007, 5.000%, 11/15/27	11/16 at 100.00	N/R	319,687
11,130	Total Health Care			11,006,430
	Housing/Multifamily – 0.9% (0.6% of Total Investments)
350	Northwest Missouri State University, Housing System Revenue Bonds, Refunding Series 2012, 3.125%, 6/01/29	No Opt. Call	A3	289,783
	Housing/Single Family – 1.4% (0.9% of Total Investments)
195	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007A-1, 4.700%, 9/01/27 (Alternative Minimum Tax)	9/16 at 100.00	AA+	196,558
245	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007C-1, 4.800%, 9/01/38 (Alternative Minimum Tax)	3/17 at 100.00	AA+	245,260
440	Total Housing/Single Family			441,818
	Long-Term Care – 14.3% (8.7% of Total Investments)
250	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Series 2013, 4.500%, 5/01/28	5/18 at 100.00	N/R	218,300
1,750	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	BBB+	1,744,434
500	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.750%, 5/15/31	5/17 at 100.00	BBB–	501,925
475	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/32	8/17 at 100.00	BBB–	452,974
250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB+	258,875
100	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42	No Opt. Call	BBB–	86,798
	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012:
250	5.000%, 9/01/32	No Opt. Call	A–	248,028
425	5.000%, 9/01/42	9/22 at 100.00	A–	408,982
500	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A, 5.500%, 9/01/28	9/17 at 100.00	BBB–	500,035
4,500	Total Long-Term Care			4,420,351
	Tax Obligation/General – 18.2% (11.0% of Total Investments)
600	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, School Building Series 2012, 4.375%, 3/01/32	3/22 at 100.00	A+	595,122
1,500	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Series 2005, 5.250%, 3/01/24 – AGM Insured	3/15 at 100.00	AA–	1,584,000
1,685	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27	3/20 at 100.00	AA+	1,831,089

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2013A, 5.000%, 3/01/31	3/21 at 100.00	AA	$538,035
500	Kansas City, Missouri, General Obligation Bonds, Improvement & Refunding Series 2012A, 4.500%, 2/01/26	No Opt. Call	AA	537,910
500	Missouri School Boards Association, Lease Participation Certificates, Clay County School District 53 Liberty, Series 2007, 5.250%, 3/01/27 – AGM Insured	3/17 at 100.00	AA–	541,795
5,285	Total Tax Obligation/General			5,627,951
	Tax Obligation/Limited – 24.3% (14.7% of Total Investments)
910	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33	10/22 at 100.00	AA+	961,861
315	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	6/16 at 100.00	N/R	241,003
455	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	443,584
	Howard Bend Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 2013B:
180	4.875%, 3/01/33	3/23 at 100.00	BBB+	170,201
115	5.000%, 3/01/38	3/23 at 100.00	BBB+	105,185
485	Jackson County, Missouri, Special Obligation Bonds, Truman Medical Center Project, Series 2011B, 4.350%, 12/01/23	12/21 at 100.00	Aa3	512,310
300	Kansas City Industrial Development Authority, Missouri, Downtown Redevelopment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA–	304,020
475	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/14 at 102.00	N/R	482,443
360	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 5.000%, 6/01/35	6/15 at 100.00	A	359,528
245	Monarch-Chesterfield Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19 – NPFG Insured	3/14 at 100.00	A	245,948
500	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	5/14 at 100.00	N/R	466,435
1,750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,412,775
225	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/41	No Opt. Call	AA–	33,881
1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	232,620
600	Riverside, Missouri, L-385 Levee Redevelopment Plan Tax Increment Revenue Bonds, Series 2004, 5.250%, 5/01/20	5/15 at 100.00	A	618,420
	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
340	5.375%, 11/01/24	11/14 at 100.00	N/R	339,844
400	5.500%, 11/01/27	11/14 at 100.00	N/R	388,624
200	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	11/14 at 100.00	N/R	192,466
9,355	Total Tax Obligation/Limited			7,511,148

Nuveen Investments	37

NOM	Nuveen Missouri Premium Income Municipal Fund (continued)
Portfolio of Investments November 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 13.9% (8.4% of Total Investments)
$335	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.500%, 10/01/33 – AGM Insured	10/23 at 100.00	AA–	$341,603
1,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A	1,176,760
2,500	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/21 – AGM Insured	7/17 at 100.00	AA–	2,771,424
3,835	Total Transportation			4,289,787
	U.S. Guaranteed – 12.7% (7.7% of Total Investments) (4)
600	Chesterfield, Missouri, Certificates of Participation, Series 2005, 5.000%, 12/01/24 (Pre-refunded 12/01/15) – FGIC Insured	12/15 at 100.00	Aa1 (4)	655,368
80	Cottleville, Missouri, Certificates of Participation, Series 2006, 5.250%, 8/01/31 (Pre-refunded 8/01/14)	8/14 at 100.00	N/R (4)	82,738
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2003, Reg S, 5.700%, 2/15/34 (Pre-refunded 2/15/14)	2/14 at 100.00	N/R (4)	505,830
1,395	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)	2/14 at 100.00	N/R (4)	1,729,298
	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2004:
80	5.250%, 3/01/20 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AA– (4)	81,046
250	5.250%, 3/01/20 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AA– (4)	253,268
20	5.250%, 3/01/20 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AA– (4)	20,262
500	St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1993D, 5.650%, 7/01/20 (Alternative Minimum Tax) (ETM)	No Opt. Call	AA+ (4)	599,835
3,425	Total U.S. Guaranteed			3,927,645
	Utilities – 4.7% (2.9% of Total Investments)
110	Missouri Joint Municipal Electric Utility Commission, Iatan 2 Power Project Revenue Bonds, Series 2006A, 4.125%, 1/01/21 – AMBAC Insured	1/16 at 100.00	A2	115,762
500	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006, 5.000%, 1/01/34 – NPFG Insured	1/16 at 100.00	A	502,830
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
400	5.000%, 1/01/32	1/21 at 100.00	A2	409,084
425	5.000%, 1/01/37	1/21 at 100.00	A2	428,515
1,435	Total Utilities			1,456,191
	Water and Sewer – 19.0% (11.6% of Total Investments)
600	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 6.000%, 3/01/39	3/18 at 100.00	A	629,484
200	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2006C, 5.000%, 5/01/36 – NPFG Insured	5/17 at 100.00	AAA	209,874

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,000	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	AAA	$2,124,119
2,965	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – BHAC Insured (Alternative Minimum Tax) (UB) (5)	12/16 at 100.00	AA+	2,931,792
5,765	Total Water and Sewer			5,895,269
$51,335	Total Long-Term Investments (cost $50,327,044)			50,915,679
	Floating Rate Obligations – (7.2)%			(2,225,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (57.8)% (6)			(17,880,000)
	Other Assets Less Liabilities – 0.4%			125,081
	Net Assets Applicable to Common Shares – 100%			$30,935,760

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.1%
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	39

NNC
Nuveen North Carolina Premium Income Municipal Fund
Portfolio of Investments
November 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 154.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 154.6% (100.0% of Total Investments)
	Consumer Staples – 0.8% (0.5% of Total Investments)
$2,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	2/14 at 100.00	BBB	$1,746,120
	Education and Civic Organizations – 14.7% (9.5% of Total Investments)
30	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.250%, 7/15/17 – NPFG Insured	No Opt. Call	Aa3	34,701
2,950	Board of Governors of the University of North Carolina, Winston-Salem State University General Revenue Bonds, Series 2013, 5.000%, 4/01/33	4/22 at 100.00	A	3,018,470
1,500	Fayetteville State University, North Carolina, Limited Obligation Revenue Bonds, Student Housing Project, Series 2011, 5.000%, 4/01/43 – AGM Insured	4/21 at 100.00	AA–	1,515,510
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Johnson & Wales University, Series 2013A:
1,560	5.000%, 4/01/32	4/23 at 100.00	A2	1,610,435
1,000	5.000%, 4/01/33	4/23 at 100.00	A2	1,027,730
2,500	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2005A, 5.000%, 10/01/41 (UB)	10/15 at 100.00	AA+	2,546,350
4,440	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 5.000%, 3/01/34	3/22 at 100.00	BBB	4,386,809
	University of North Carolina System, Pooled Revenue Bonds, Series 2005A:
1,530	5.000%, 4/01/15 – AMBAC Insured	No Opt. Call	A+	1,626,069
290	5.000%, 4/01/22 – AMBAC Insured	4/15 at 100.00	A+	304,462
	University of North Carolina Wilmington, Certificates of Participation, Student Housing Project Revenue Bonds, Series 2006:
1,000	5.000%, 6/01/21 – FGIC Insured	6/16 at 100.00	A	1,050,960
1,430	5.000%, 6/01/23 – FGIC Insured	6/16 at 100.00	A	1,488,358
1,505	5.000%, 6/01/24 – FGIC Insured	6/16 at 100.00	A	1,558,759
10,200	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2007, 5.000%, 12/01/36	12/17 at 100.00	AAA	11,116,059
250	University of North Carolina, Charlotte, Certificates of Participation, Student Housing Project, Series 2005, 5.000%, 3/01/21 – AMBAC Insured	3/15 at 100.00	A	263,415
	University of North Carolina, System Pooled Revenue Bonds, Series 2009C:
1,000	5.250%, 10/01/28	10/19 at 100.00	A3	1,051,170
1,000	5.375%, 10/01/29	10/19 at 100.00	A3	1,049,140
32,185	Total Education and Civic Organizations			33,648,397
	Health Care – 33.8% (21.9% of Total Investments)
	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007:
1,840	5.250%, 10/01/27	10/17 at 100.00	N/R	1,722,829
1,725	5.250%, 10/01/38	10/17 at 100.00	N/R	1,483,517
2,750	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2009A, 5.250%, 1/15/39	1/19 at 100.00	AA–	2,859,450
4,950	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	4,917,974
2,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.250%, 1/15/42	1/21 at 100.00	AA–	2,034,340
5,250	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/43	1/22 at 100.00	AA–	5,263,598

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$2,225	Johnston Memorial Hospital Authority, North Carolina, Mortgage Revenue Bonds, Johnston Memorial Hospital Project, Series 2008A, 5.250%, 10/01/36 – AGM Insured	4/18 at 100.00	AA–	$2,265,829
3,860	Nash Health Care Systems, North Carolina, Health Care Facilities Revenue Bonds, Series 2012, 5.000%, 11/01/41	5/22 at 100.00	A	3,816,884
500	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Refunding Series 2013, 5.000%, 10/01/26	10/23 at 100.00	A+	532,145
555	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.125%, 10/01/31 – AGM Insured	10/19 at 100.00	AA–	572,749
	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant Health Inc., Series 2010A:
4,750	5.250%, 11/01/40	11/20 at 100.00	AA–	4,822,723
5,000	5.000%, 11/01/43	11/20 at 100.00	AA–	4,942,400
2,750	North Carolina Medical Care Commission, Health Care Facilities Refunding Revenue Bonds, Blue Ridge HealthCare, Series 2010A, 5.000%, 1/01/36	1/20 at 100.00	A	2,631,145
	North Carolina Medical Care Commission, Health Care Facilities Revenue and Refunding Revenue Bonds, Columbus Regional Healthcare System, Series 2013A:
2,000	3.750%, 10/01/33	10/22 at 100.00	BBB	1,553,000
2,000	4.000%, 10/01/42	10/22 at 100.00	BBB	1,517,880
2,680	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Appalachian Regional HealthCare System, Series 2011A, 6.500%, 7/01/31	7/21 at 100.00	BBB+	2,924,952
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	2,037,440
2,335	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, FirstHealth of the Carolinas Project, Refunding Series 2012A, 4.000%, 10/01/39	10/17 at 100.00	AA	1,941,949
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake Forest Baptist Obligated Group, Series 2012A:
3,000	5.000%, 12/01/45	No Opt. Call	A+	2,959,890
9,000	4.000%, 12/01/45	12/22 at 100.00	A+	7,271,008
2,375	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, Cape Fear Valley Health System, Series 2012A, 5.000%, 10/01/27	No Opt. Call	A–	2,467,696
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	AA–	2,136,820
2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Stanly Memorial Hospital, Series 1999, 6.375%, 10/01/29	4/14 at 100.00	BBB+	2,007,580
2,930	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Refunding Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A	2,963,373
	North Carolina Medical Care Commission, Hospital Revenue Bonds, Wilson Medical Center, Series 2007:
500	5.000%, 11/01/20	11/17 at 100.00	A–	535,995
3,425	5.000%, 11/01/27	11/17 at 100.00	A–	3,486,856
3,295	North Carolina Medical Care Commission, Revenue Bonds, Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 – FGIC Insured	1/15 at 100.00	A	3,194,371
750	Northern Hospital District of Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38	4/18 at 100.00	BBB	764,295
1,660	Onslow County Hospital Authority, North Carolina, FHA Insured Mortgage Revenue Bonds, Onslow Memorial Hospital Project, Series 2006, 5.000%, 4/01/31 – NPFG Insured	10/16 at 100.00	A	1,673,645
80,105	Total Health Care			77,302,333
	Housing/Multifamily – 3.4% (2.2% of Total Investments)
3,875	Durham Housing Authority, North Carolina, Multifamily Housing Revenue Bonds, JFK Towers Project, Series 2012A, 5.000%, 12/01/47	No Opt. Call	A–	3,621,188
	Mecklenburg County, North Carolina, FNMA Multifamily Housing Revenue Bonds, Little Rock Apartments, Series 2003:
890	5.150%, 1/01/22 (Alternative Minimum Tax)	7/18 at 100.00	AA+	935,390
2,260	5.375%, 1/01/36 (Alternative Minimum Tax)	7/18 at 100.00	AA+	2,262,147

Nuveen Investments	41

NNC	Nuveen North Carolina Premium Income Municipal Fund (continued)
Portfolio of Investments November 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$1,000	North Carolina Capital Facilities Financing Agency, Housing Revenue Bonds, Elizabeth City State University, Series 2003A, 5.000%, 6/01/28 – AMBAC Insured	2/14 at 100.00	N/R	$991,860
8,025	Total Housing/Multifamily			7,810,585
	Housing/Single Family – 2.5% (1.6% of Total Investments)
1,395	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative Minimum Tax)	1/17 at 100.00	AA	1,395,335
2,200	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2011-1, 4.500%, 1/01/28	1/21 at 100.00	AA	2,248,158
1,975	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)	7/16 at 100.00	AA	1,976,817
5,570	Total Housing/Single Family			5,620,310
	Long-Term Care – 1.4% (0.9% of Total Investments)
	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
700	5.400%, 10/01/27	10/16 at 100.00	N/R	664,608
1,500	5.500%, 10/01/31	10/16 at 100.00	N/R	1,402,830
900	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006A, 5.000%, 1/01/36	1/16 at 100.00	A–	849,960
450	North Carolina Medical Care Commission, Revenue Bonds, United Methodist Retirement Homes Inc., Refunding Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	N/R	412,574
3,550	Total Long-Term Care			3,329,972
	Materials – 0.6% (0.4% of Total Investments)
1,400	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27	3/17 at 100.00	BBB	1,341,606
	Tax Obligation/General – 5.0% (3.2% of Total Investments)
	Durham, North Carolina, General Obligation Bonds, Series 2007:
2,820	5.000%, 4/01/21	4/17 at 100.00	AAA	3,169,257
1,475	5.000%, 4/01/22	4/17 at 100.00	AAA	1,665,024
1,050	Forsyth County, North Carolina, General Obligation Bonds, Limited Obligation Series 2009, 5.000%, 4/01/30	4/20 at 100.00	AA+	1,117,904
5,100	Wake County, North Carolina, Limited Obligation Bonds, Series 2010, 5.000%, 1/01/37	1/20 at 100.00	AA+	5,404,113
10,445	Total Tax Obligation/General			11,356,298
	Tax Obligation/Limited – 16.6% (10.7% of Total Investments)
2,405	Charlotte, North Carolina, Certificates of Participation, Transit Projects Phase 2, Series 2008A, 5.000%, 6/01/33	6/18 at 100.00	AA+	2,490,113
2,085	Dare County, North Carolina, Installment Purchase Contract, Limited Obligation Series 2012B, 5.000%, 6/01/28	6/22 at 100.00	AA–	2,268,543
850	Davidson County, North Carolina, Certificates of Participation, Series 2004, 5.250%, 6/01/14 – AMBAC Insured	No Opt. Call	Aa3	870,647
1,390	Durham, North Carolina, Certificates of Participation, Series 2005B, 5.000%, 6/01/25	6/15 at 100.00	AA+	1,482,240
1,060	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	1,057,604
	Harnett County, North Carolina, Certificates of Participation, Series 2009:
1,000	5.000%, 6/01/28 – AGC Insured	6/19 at 100.00	AA–	1,043,240
500	5.000%, 6/01/29 – AGC Insured	6/19 at 100.00	AA–	518,980
1,155	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	1,158,742
	Jacksonville Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Series 2012:
1,065	5.000%, 4/01/29	4/22 at 100.00	A1	1,132,841
1,165	5.000%, 4/01/30	4/22 at 100.00	A1	1,229,937
1,000	5.000%, 4/01/31	4/22 at 100.00	A1	1,050,710
200	5.000%, 4/01/32	4/22 at 100.00	A1	209,142

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$400	Mecklenburg County, North Carolina, Certificates of Participation, Series 2009A, 5.000%, 2/01/27	2/19 at 100.00	AA+	$425,352
8,065	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	AA	8,368,726
	Raleigh, North Carolina, Certificates of Participation, Downtown Improvement Project, Series 2004B:
1,275	5.000%, 6/01/20	6/14 at 100.00	AA+	1,304,873
1,310	5.000%, 6/01/21	6/14 at 100.00	AA+	1,340,693
1,135	Raleigh, North Carolina, Certificates of Participation, Series 2007, 5.000%, 2/01/27	2/17 at 100.00	AA+	1,216,459
1,000	Raleigh, North Carolina, Limited Obligation Bonds, Series 2013, 5.000%, 10/01/33	10/23 at 100.00	AA+	1,079,780
5,000	Sampson County, North Carolina, Certificates of Participation, Series 2006, 5.000%, 6/01/34 – AGM Insured (UB)	6/17 at 100.00	AA–	5,088,500
2,450	Wilmington, North Carolina, Certificates of Participation, Series 2008A, 5.000%, 6/01/29	6/18 at 100.00	AA	2,585,951
1,750	Wilson County, North Carolina, Certificates of Participation, School Facilities Project, Series 2007, 5.000%, 4/01/25 – AMBAC Insured	4/17 at 100.00	Aa3	1,937,775
36,260	Total Tax Obligation/Limited			37,860,848
	Transportation – 16.8% (10.9% of Total Investments)
5,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.000%, 7/01/39	7/20 at 100.00	Aa3	5,126,650
10	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010B, 5.375%, 7/01/28 (Alternative Minimum Tax)	7/20 at 100.00	Aa3	10,564
1,400	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Series 2010B, 5.000%, 7/01/36 (Alternative Minimum Tax)	7/21 at 100.00	Aa3	1,398,054
1,425	Charlotte, North Carolina, Airport Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/41	No Opt. Call	Aa3	1,458,359
	Charlotte, North Carolina, Airport Revenue Bonds, Series 2004A:
600	5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	Aa3	615,576
2,710	5.000%, 7/01/29 – NPFG Insured	7/14 at 100.00	Aa3	2,762,303
1,935	5.000%, 7/01/34 – NPFG Insured	7/14 at 100.00	Aa3	1,969,366
2,725	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40	2/20 at 100.00	A3	2,844,355
515	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010B, 5.000%, 2/01/29	2/20 at 100.00	A3	538,309
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
140	5.000%, 1/01/21 – AGC Insured	1/19 at 100.00	AA–	155,564
265	5.375%, 1/01/26 – AGC Insured	1/19 at 100.00	AA–	289,131
1,580	5.500%, 1/01/29 – AGC Insured	1/19 at 100.00	AA–	1,713,052
7,335	5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA–	7,868,106
	North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Revenue Bonds, Series 2009B:
150	0.000%, 1/01/31 – AGC Insured	No Opt. Call	AA–	63,966
4,355	0.000%, 1/01/33 – AGC Insured	No Opt. Call	AA–	1,662,173
2,300	0.000%, 1/01/34 – AGC Insured	No Opt. Call	AA–	831,381
2,345	0.000%, 1/01/35 – AGC Insured	No Opt. Call	AA–	800,841
7,505	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AA–	2,284,147
1,325	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA–	380,421
1,235	Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A, 5.000%, 7/01/20 – SYNCORA GTY Insured	7/15 at 100.00	A–	1,319,993
4,125	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2010A, 5.000%, 5/01/36	5/20 at 100.00	Aa3	4,296,435
48,980	Total Transportation			38,388,746
	U.S. Guaranteed – 23.1% (15.0% of Total Investments) (4)
	Catawba County, North Carolina, Certificates of Participation, Series 2004:
1,800	5.250%, 6/01/21 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa2 (4)	1,846,458
1,800	5.250%, 6/01/22 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa2 (4)	1,846,458

Nuveen Investments	43

NNC	Nuveen North Carolina Premium Income Municipal Fund (continued)
Portfolio of Investments November 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$500	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AA+ (4)	$527,020
	Craven County, North Carolina, Certificates of Participation, Series 2007:
160	5.000%, 6/01/23 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (4)	183,736
3,000	5.000%, 6/01/27 (Pre-refunded 6/01/17) – NPFG Insured	6/17 at 100.00	AA– (4)	3,445,050
1,250	Davidson County, North Carolina, Certificates of Participation, Series 2004, 5.250%, 6/01/21 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	Aa3 (4)	1,282,263
	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005A:
500	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	535,560
1,295	5.000%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,387,100
	Lee County, North Carolina, Certificates of Participation, Public Schools and Community College, Series 2004:
1,715	5.250%, 4/01/18 (Pre-refunded 4/01/14) – AGM Insured	4/14 at 100.00	AA– (4)	1,744,704
1,715	5.250%, 4/01/20 (Pre-refunded 4/01/14) – AGM Insured	4/14 at 100.00	AA– (4)	1,744,704
1,000	5.250%, 4/01/22 (Pre-refunded 4/01/14) – AGM Insured	4/14 at 100.00	AA– (4)	1,017,320
1,500	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional Facilities, Series 2004A, 5.000%, 2/01/23 (Pre-refunded 2/01/14)	2/14 at 100.00	AA+ (4)	1,512,600
1,680	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cleveland County Healthcare System, Refunding Series 2011A, 5.750%, 1/01/35 (Pre-refunded 1/01/21)	1/21 at 100.00	AA– (4)	2,082,511
2,250	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Series 2009A, 5.625%, 10/01/38 (Pre-refunded 10/01/14) – AGC Insured	10/14 at 100.00	AA– (4)	2,353,028
	North Carolina Medical Care Commission, Revenue Bonds, Cleveland County Healthcare System, Series 2004A:
1,195	5.250%, 7/01/20 (Pre-refunded 7/01/14) – AMBAC Insured	7/14 at 100.00	AA– (4)	1,230,898
1,000	5.250%, 7/01/22 (Pre-refunded 7/01/14) – AMBAC Insured	7/14 at 100.00	AA– (4)	1,030,040
2,035	North Carolina Medical Care Commission, Revenue Bonds, Northeast Medical Center, Series 2004, 5.000%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	N/R (4)	2,124,723
4,260	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 1986, 5.000%, 1/01/20 (ETM)	No Opt. Call	Aaa	5,032,807
	North Carolina State, General Obligation Bonds, Series 2004A:
1,000	5.000%, 3/01/18 (Pre-refunded 3/01/14)	3/14 at 100.00	AAA	1,012,460
1,800	5.000%, 3/01/22 (Pre-refunded 3/01/14)	3/14 at 100.00	AAA	1,822,428
2,500	North Carolina, Certificates of Participation, Repair and Renovation Project, Series 2004B, 5.000%, 6/01/20 (Pre-refunded 6/01/14)	6/14 at 100.00	AA+ (4)	2,561,350
	Pasquotank County, North Carolina, Certificates of Participation, Series 2004:
460	5.000%, 6/01/25 (Pre-refunded 6/01/14)	6/14 at 100.00	A (4)	471,196
920	5.000%, 6/01/25 (Pre-refunded 6/01/14)	6/14 at 100.00	A (4)	942,485
2,070	Pitt County, North Carolina, Certificates of Participation, School Facilities Project, Series 2004B, 5.000%, 4/01/29 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	AA (4)	2,104,176
2,000	Puerto Rico Highway and Transportation Authority, Grant Anticipation Revenue Bonds, Series 2004, 5.000%, 9/15/21 (Pre-refunded 3/15/14) – NPFG Insured	3/14 at 100.00	Baa1 (4)	2,028,520
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004:
1,000	5.000%, 3/01/21 (Pre-refunded 3/01/14)	3/14 at 100.00	AAA	1,012,460
1,250	5.000%, 3/01/22 (Pre-refunded 3/01/14)	3/14 at 100.00	AAA	1,265,575
2,990	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A, 5.000%, 3/01/36 (Pre-refunded 3/01/16)	3/16 at 100.00	N/R (4)	3,299,824
2,000	Randolph County, North Carolina, Certificates of Participation, Series 2004, 5.000%, 6/01/20 (Pre-refunded 6/01/14) – AGM Insured	6/14 at 102.00	AA– (4)	2,089,060
2,250	Rutherford County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 12/01/27 (Pre-refunded 12/01/17) – AGM Insured	12/17 at 100.00	AA– (4)	2,618,055
	University of North Carolina System, Pooled Revenue Bonds, Series 2005A:
555	5.000%, 4/01/22 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	N/R (4)	590,292
155	5.000%, 4/01/22 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	N/R (4)	164,856
49,605	Total U.S. Guaranteed			52,909,717

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 9.7% (6.3% of Total Investments)
$2,500	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 – AMBAC Insured	1/16 at 100.00	A–	$2,724,525
1,400	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	A–	1,501,122
3,500	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012A, 5.000%, 1/01/25	7/22 at 100.00	A–	3,859,135
	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B:
95	6.000%, 1/01/22	No Opt. Call	A–	115,104
180	6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1	218,092
1,100	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30	1/19 at 100.00	A	1,155,330
	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2012A:
4,000	5.000%, 1/01/18	No Opt. Call	A	4,596,080
2,000	5.000%, 1/01/19	No Opt. Call	A	2,316,180
1,050	4.000%, 1/01/20	No Opt. Call	A	1,155,882
250	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2008A, 5.250%, 1/01/20	1/18 at 100.00	A	279,655
5,000	Wake County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Pollution Control Revenue Refunding Bonds, Duke Energy Progress, Inc. Project, Series 2013, 4.000%, 6/01/41	6/23 at 100.00	Aa3	4,365,100
21,075	Total Utilities			22,286,205
	Water and Sewer – 26.2% (16.9% of Total Investments)
1,605	Broad River Water Authority, North Carolina, Water System Revenue Bonds, Series 2005, 5.000%, 6/01/20 – SYNCORA GTY Insured	6/15 at 100.00	A2	1,663,181
3,100	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 4/01/31 – AGM Insured	4/18 at 100.00	AA–	3,281,195
1,145	Brunswick County, North Carolina, Enterprise Systems Revenue Refunding Bonds, Series 2012A, 5.000%, 4/01/25	4/22 at 100.00	AA–	1,303,308
	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2008:
425	5.000%, 8/01/28	8/18 at 100.00	AA	463,990
1,005	5.000%, 8/01/35	8/18 at 100.00	AA	1,044,175
2,135	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2011, 5.000%, 8/01/31	8/21 at 100.00	AA	2,292,243
1,000	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2008, 5.000%, 7/01/38	7/18 at 100.00	AAA	1,055,240
	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011:
3,860	5.000%, 2/01/36	2/21 at 100.00	AA	4,044,431
1,250	5.000%, 2/01/41	2/21 at 100.00	AA	1,296,400
8,600	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/41	6/21 at 100.00	AAA	9,016,410
1,535	Mooresville, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/28	5/22 at 100.00	AA–	1,682,498
1,210	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 6/01/23 – NPFG Insured	6/18 at 100.00	A	1,361,686
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A:
2,020	6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA–	2,175,479
1,020	6.000%, 6/01/36 – AGC Insured	6/19 at 100.00	AA–	1,096,959
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2011:
600	5.625%, 6/01/30 – AGC Insured	6/21 at 100.00	AA–	656,262
2,100	5.750%, 6/01/36 – AGC Insured	6/21 at 100.00	AA–	2,272,431
1,400	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004B, 5.000%, 6/01/23 – SYNCORA GTY Insured	6/14 at 100.00	A+	1,430,058

Nuveen Investments	45

NNC	Nuveen North Carolina Premium Income Municipal Fund (continued)
Portfolio of Investments November 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2012A:
$550	5.000%, 3/01/30	3/22 at 100.00	AAA	$605,781
1,600	5.000%, 3/01/31	3/22 at 100.00	AAA	1,750,288
5,000	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2013A, 5.000%, 3/01/28	3/23 at 100.00	AAA	5,629,750
4,010	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A, 5.000%, 3/01/36	3/16 at 100.00	AAA	4,238,370
1,000	Wilmington, North Carolina, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/25 – AGM Insured	6/15 at 100.00	AA	1,060,130
9,900	Winstom-Salem, North Carolina, Water and Sewer System Revenue Bonds, Series 2007A, 5.000%, 6/01/37 (UB)	6/17 at 100.00	AAA	10,373,220
56,070	Total Water and Sewer			59,793,485
$355,270	Total Long-Term Investments (cost $351,174,605)			353,394,622
	Floating Rate Obligations – (4.7)%			(10,740,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (54.6)% (5)			(124,860,000)
	Other Assets Less Liabilities – 4.7%			10,738,697
	Net Assets Applicable to Common Shares – 100%			$228,533,319

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.3%
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

46	Nuveen Investments

NPV
Nuveen Virginia Premium Income Municipal Fund
Portfolio of Investments
November 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 153.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 153.3% (100.0% of Total Investments)
	Consumer Staples – 7.2% (4.7% of Total Investments)
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
$855	5.250%, 6/01/32	6/17 at 100.00	B	$726,622
700	5.625%, 6/01/47	6/17 at 100.00	B	530,747
73,500	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BB–	4,313,715
	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002:
2,885	5.375%, 5/15/33	2/14 at 100.00	BBB+	2,691,417
325	5.500%, 5/15/39	2/14 at 100.00	BBB	283,745
11,425	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2	7,376,322
2,145	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/17 at 100.00	B2	1,438,673
91,835	Total Consumer Staples			17,361,241
	Education and Civic Organizations – 8.6% (5.6% of Total Investments)
1,615	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Episcopal High School, Series 2012, 3.750%, 1/01/30	No Opt. Call	A1	1,471,782
580	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	BBB	588,596
1,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, VMI Development Board Project, Series 2006C, 5.000%, 12/01/36	6/19 at 100.00	Aa2	1,052,000
1,630	Prince William County Industrial Development Authority, Virginia, Student Housing Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series 2011A, 5.125%, 9/01/41	9/21 at 100.00	A	1,657,514
1,720	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.375%, 12/01/21	2/14 at 100.00	BBB–	1,500,700
995	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2005, 5.000%, 6/01/37	6/15 at 100.00	AAA	1,038,163
6,000	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2008, 5.000%, 6/01/40	6/18 at 100.00	AAA	6,401,759
390	University of Puerto Rico, University System Revenue Bonds, Series 2006P, 5.000%, 6/01/14	No Opt. Call	BBB–	384,353
3,600	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2009A, 5.000%, 9/01/28	9/18 at 100.00	Aa1	3,890,196
500	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.100%, 7/01/18 – RAAI Insured	1/14 at 100.00	N/R	501,055
1,635	Virginia Commonwealth University, Revenue Bonds, Series 2004A, 5.000%, 5/01/17 – AMBAC Insured	5/14 at 101.00	Aa2	1,683,412
500	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Roanoke College, Series 2011, 5.750%, 4/01/41	4/20 at 100.00	A–	523,990
20,165	Total Education and Civic Organizations			20,693,520
	Health Care – 29.1% (18.9% of Total Investments)
5,000	Arlington County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Virginia Hospital Center Arlington Health System, Refunding Series 2010, 5.000%, 7/01/31	7/20 at 100.00	A1	5,088,200
Nuveen Investments	47

NPV	Nuveen Virginia Premium Income Municipal Fund (continued)
Portfolio of Investments November 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007:
$1,545	5.000%, 9/01/27	9/17 at 100.00	A	$1,576,224
250	5.000%, 9/01/37	9/17 at 100.00	A	250,278
2,145	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 – AGC Insured	11/20 at 100.00	AA–	2,174,344
3,375	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/40	1/23 at 100.00	A+	3,362,951
3,340	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2009, Trust 11733, 15.186%, 11/15/29 (IF)	5/19 at 100.00	AA+	3,948,281
1,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2012A, 5.000%, 5/15/40	5/22 at 100.00	AA+	1,018,630
4,950	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	5,695,371
	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007:
1,080	5.250%, 6/15/18	No Opt. Call	Baa1	1,194,188
2,500	5.250%, 6/15/23	No Opt. Call	Baa1	2,630,525
2,480	Fredericksburg Industrial Development Authority, Virginia, Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%, 6/15/33	2/14 at 100.00	Baa1	2,480,174
680	Hanover County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Memorial Regional Medical Center, Series 1995, 6.375%, 8/15/18 – NPFG Insured	No Opt. Call	A	748,027
9,265	Harrisonburg Industrial Development Authority, Virginia, Hospital Facilities Revenue Bonds, Rockingham Memorial Hospital, Series 2006, 5.000%, 8/15/31 – AMBAC Insured	8/16 at 100.00	AA	9,469,196
1,500	Henrico County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Bon Secours Health System, Series 1996, 6.250%, 8/15/20 – NPFG Insured	No Opt. Call	A	1,706,175
3,155	Prince William County Industrial Development Authority, Virginia, Health Care Facilities Revenue Refunding Bonds, Novant Health Obligated Group-Prince William Hospital, Series 2013B, 5.000%, 11/01/46	11/22 at 100.00	AA–	3,102,312
	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006:
2,000	5.250%, 6/15/25	6/16 at 100.00	Baa1	2,038,820
2,000	5.250%, 6/15/26	6/16 at 100.00	Baa1	2,028,980
2,025	5.250%, 6/15/31	6/16 at 100.00	Baa1	2,014,612
7,395	5.250%, 6/15/37	6/16 at 100.00	Baa1	7,138,171
2,550	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	2,587,664
4,425	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37	9/17 at 100.00	BBB+	4,236,495
1,620	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44	1/19 at 100.00	A+	1,706,135
2,855	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%, 1/01/31	1/17 at 100.00	A+	2,912,414
1,020	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A	1,035,749
68,155	Total Health Care			70,143,916
	Housing/Multifamily – 1.4% (0.9% of Total Investments)
940	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Arlington View Terrace Apartments, Series 2001, 5.150%, 11/01/31 (Mandatory put 11/01/19) (Alternative Minimum Tax)	1/14 at 100.00	AA	941,955
400	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010A, 5.000%, 4/01/45	10/19 at 100.00	AA+	404,208
530	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	533,090
1,430	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	4/20 at 100.00	AA+	1,442,384
3,300	Total Housing/Multifamily			3,321,637

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 7.0% (4.6% of Total Investments)
$2,740	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)	7/15 at 100.00	AAA	$2,749,645
7,900	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)	7/16 at 100.00	AAA	7,905,371
	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-5:
2,500	4.550%, 7/01/31	10/22 at 100.00	AAA	2,533,675
2,000	4.800%, 7/01/38	10/22 at 100.00	AAA	2,025,760
	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-8:
715	4.400%, 10/01/31 (WI/DD, Settling 12/19/13)	10/22 at 100.00	AAA	719,126
1,000	4.750%, 10/01/38 (WI/DD, Settling 12/19/13)	10/22 at 100.00	AAA	1,009,290
16,855	Total Housing/Single Family			16,942,867
	Long-Term Care – 9.1% (5.9% of Total Investments)
2,000	Albemarle County Industrial Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Westminster-Cantebury of the Blue Ridge, Series 2007, 5.000%, 1/01/31	1/17 at 100.00	N/R	1,856,540
1,000	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005, 5.625%, 12/01/39	12/15 at 100.00	N/R	639,620
5,585	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/37	10/17 at 100.00	BBB	5,576,958
	Fairfax County Economic Development Authority, Virginia, Retirement Center Revenue Bonds, Greenspring Village, Series 2006A:
1,000	4.750%, 10/01/26	10/16 at 100.00	A	1,013,520
800	4.875%, 10/01/36	10/16 at 100.00	A	791,256
	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006:
100	5.000%, 10/01/27	10/17 at 100.00	BBB	101,115
4,740	5.000%, 10/01/35	2/14 at 100.00	BBB	4,656,244
3,590	Industrial Development Authority of the County of Prince William, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake, First Mortgage, Series 2006, 5.125%, 1/01/26	1/17 at 100.00	N/R	2,853,942
1,000	Roanoke Economic Development Authority, Virgina, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 4.625%, 12/01/27	12/22 at 100.00	N/R	855,660
1,500	Roanoke Industrial Development Authority, Virginia, Residential Revenue Bonds, Virginia Lutheran Homes Incorporated, Series 2006, 5.000%, 12/01/39	12/16 at 100.00	N/R	1,183,350
1,000	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.300%, 9/01/31	9/16 at 100.00	N/R	926,130
1,000	Virginia Beach Development Authority, Virginia, Residential Care Facility Mortgage Revenue Bonds, Westminster Canterbury on Chesapeake Bay, Series 2005, 5.000%, 11/01/22	11/15 at 100.00	N/R	994,280
500	Winchester Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster-Canterbury of Winchester Inc., Series 2005A, 5.200%, 1/01/27	1/15 at 100.00	BBB+	501,735
23,815	Total Long-Term Care			21,950,350
	Tax Obligation/General – 12.4% (8.1% of Total Investments)
1,440	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25	7/20 at 100.00	Aa2	1,629,547
3,000	Clark County School District, Nevada, General Obligation Bonds, Refunding Series 2011A, 5.000%, 6/15/14	No Opt. Call	AA–	3,079,380
1,000	Loudoun County, Virginia, General Obligation Bonds, Public Improvement Series 2009A, 4.000%, 7/01/14	No Opt. Call	AAA	1,022,800
1,645	Norfolk, Virginia, General Obligation Bonds, Refunding Capital Improvement Series 2013A, 2.000%, 8/01/14	No Opt. Call	AA+	1,665,530
1,070	Norfolk, Virginia, General Obligation Bonds, Series 2005, 5.000%, 3/01/15 – NPFG Insured	No Opt. Call	AA+	1,134,072
6,050	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34	7/20 at 100.00	AA	6,306,581
1,280	Portsmouth, Virginia, General Obligation Bonds, Series 2005A, 5.000%, 4/01/15 – NPFG Insured	No Opt. Call	AA	1,361,485
610	Puerto Rico, General Obligation and Public Improvement Bonds, Series 1998, 6.000%, 7/01/15 – NPFG Insured	No Opt. Call	A	611,074

Nuveen Investments	49

NPV	Nuveen Virginia Premium Income Municipal Fund (continued)
Portfolio of Investments November 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$560	Puerto Rico, General Obligation Bonds, Series 2004A, 5.000%, 7/01/15 – AGM Insured	7/14 at 100.00	AA–	$562,285
1,535	Suffolk, Virginia, General Obligation Bonds, Series 2005, 5.000%, 12/01/15	No Opt. Call	AA+	1,678,430
	Virginia Beach, Virginia, General Obligation Bonds, Series 2008:
4,500	5.000%, 10/01/26 (UB)	10/17 at 100.00	AAA	4,971,240
4,500	5.000%, 10/01/27 (UB)	10/17 at 100.00	AAA	4,925,610
1,000	Virginia State, General Obligation Bonds, Series 2004B, 5.000%, 6/01/14	No Opt. Call	AAA	1,024,660
28,190	Total Tax Obligation/General			29,972,694
	Tax Obligation/Limited – 30.8% (20.1% of Total Investments)
154	Bell Creek Community Development Authority, Virginia, Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22	3/14 at 100.00	N/R	154,437
	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
630	5.250%, 7/15/25 – ACA Insured	7/15 at 100.00	N/R	529,011
520	5.500%, 7/15/35 – ACA Insured	7/15 at 100.00	N/R	399,381
1,340	Culpeper Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities Project, Series 2005, 5.000%, 1/01/20 – NPFG Insured	1/15 at 100.00	AA–	1,407,134
1,135	Cumberland County, Virginia, Certificates of Participation, Series 1997, 6.375%, 7/15/17	No Opt. Call	N/R	1,248,863
600	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 4.250%, 3/01/26	No Opt. Call	N/R	537,690
2,300	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Joint Public Uses Community Project, Series 2006, 5.000%, 5/15/18	5/16 at 100.00	AA+	2,514,222
4,000	Fairfax County Economic Development Authority, Virginia, Transportation District Improvement Revenue Bonds, Silver Line Phase 1 Project, Series 2011, 5.000%, 4/01/27	No Opt. Call	AA	4,324,120
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,020	5.000%, 1/01/31	1/22 at 100.00	A	1,045,867
500	5.250%, 1/01/36	1/22 at 100.00	A	503,905
	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005:
2,480	5.000%, 6/15/15 – NPFG Insured	No Opt. Call	A+	2,647,623
5,700	5.000%, 6/15/30 – NPFG Insured	6/15 at 100.00	A+	5,908,506
1,270	James City County Economic Development Authority, Virginia, Lease Revenue Bonds, County Government Projects, Series 2005, 5.000%, 7/15/19	7/15 at 100.00	AA+	1,360,691
890	Montgomery County Industrial Development Authority, Virginia, Public Facility Lease Revenue Bonds, Public Projects Series 2008, 5.000%, 2/01/29	2/18 at 100.00	AA–	926,446
680	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.000%, 7/01/33	2/14 at 100.00	BBB	475,667
645	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	Baa3	528,049
955	Puerto Rico Highway and Transportation Authority, Subordinate Lien Highway Revenue Bonds, Series 1998, 5.000%, 7/01/28	7/14 at 100.00	BBB–	701,562
	Puerto Rico Highway and Transportation Authority, Subordinate Lien Highway Revenue Bonds, Series 2003:
1,000	5.250%, 7/01/15 – FGIC Insured	2/14 at 100.00	BBB–	971,530
1,500	5.250%, 7/01/17 – FGIC Insured	2/14 at 100.00	BBB–	1,352,625
	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A:
5,085	0.000%, 7/01/29 – AMBAC Insured	No Opt. Call	BBB+	1,524,229
5,000	0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	BBB+	479,850
5,875	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 0.000%, 7/01/28 – AMBAC Insured	No Opt. Call	BBB+	1,902,501
	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D:
665	5.250%, 7/01/27	2/14 at 100.00	BBB–	486,687
320	5.250%, 7/01/36	2/14 at 100.00	BBB–	224,093
3,400	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	2,744,820

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,705	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	$2,057,937
3,195	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 6.000%, 8/01/39	8/20 at 100.00	A+	2,596,640
10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	1,550,800
5	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A	4,808
1,290	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2005BB, 5.250%, 7/01/22 – AGM Insured	No Opt. Call	AA–	1,252,642
760	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2007CC, 5.500%, 7/01/28 – NPFG Insured	No Opt. Call	A	679,128
2,490	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/16 at 100.00	Baa1	2,582,454
395	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2007C, 5.000%, 2/01/37 – SYNCORA GTY Insured	2/17 at 100.00	N/R	382,336
5,000	Stafford County Economic Development Authority, Virginia, Public Project Lease Revenue Bonds, Series 2008, 5.000%, 4/01/33 – AGC Insured (UB)	4/18 at 100.00	AA	5,149,900
1,550	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.000%, 10/01/31 – ACA Insured	10/14 at 100.00	BBB+	1,515,900
3,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	2,993,310
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB	1,047,180
1,950	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,965,444
1,200	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2011A, 4.000%, 2/01/29	No Opt. Call	AA+	1,212,636
1,665	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009, Tender Option Bond Trust 09-3B, 13.050%, 2/01/27 (IF), (5)	2/19 at 100.00	AA+	2,158,939
1,665	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009, Tender Option Bond Trust 09-4B, 13.110%, 2/01/28 (IF), (5)	2/19 at 100.00	AA+	2,112,785
500	Virginia Commonwealth Transportation Board, Federal Transportation Grant Anticipation Revenue Notes, Series 2012A, 5.000%, 9/15/14	No Opt. Call	Aa1	519,240
2,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2006, 5.000%, 8/01/15	No Opt. Call	AA+	2,157,780
475	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2008B, 5.000%, 8/01/14	No Opt. Call	AA+	490,566
1,000	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2007B, 5.000%, 8/01/14	No Opt. Call	AA+	1,032,630
95	Virginia Resources Authority, Infrastructure Revenue Bonds, Prerefunded-Pooled Loan Bond Program, Series 2002A, 5.000%, 5/01/19	2/14 at 100.00	AA	95,377
2,000	Virginia Transportation Board, Transportation Revenue Bonds, Northern Virginia Transportation District Program, Series 2012A, 5.000%, 5/15/14	No Opt. Call	AA+	2,045,000
	Virginia Transportation Board, Transportation Revenue Bonds, U.S. Route 58 Corridor Development Program, Series 2004B:
2,000	5.000%, 5/15/15	5/14 at 100.00	AA+	2,046,080
750	5.000%, 5/15/17	5/14 at 100.00	AA+	766,485

Nuveen Investments	51

NPV	Nuveen Virginia Premium Income Municipal Fund (continued)
Portfolio of Investments November 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	Virginia Transportation Board, Transportation Revenue Bonds, U.S. Route 58 Corridor Development Program, Series 2006C, 5.000%, 5/15/23	No Opt. Call	AA+	$1,099,150
95,354	Total Tax Obligation/Limited			74,414,656
	Transportation – 20.8% (13.6% of Total Investments)
1,000	Chesapeake Bay Bridge and Tunnel Commission, Virginia, General Resolution Revenue Refunding Bonds, Series 1998, 5.500%, 7/01/25 – NPFG Insured	No Opt. Call	A	1,109,570
	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B:
2,000	0.000%, 7/15/32	7/28 at 100.00	BBB	1,012,700
4,125	0.000%, 7/15/40	7/28 at 100.00	BBB	1,872,668
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation Series 2009B-2:
4,000	0.000%, 10/01/26 – AGC Insured	No Opt. Call	AA–	2,122,400
11,825	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA–	3,534,493
1,135	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA–	290,378
5,010	0.000%, 10/01/39 – AGC Insured	No Opt. Call	AA–	1,042,982
6,700	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	5,186,537
750	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2010B, 5.000%, 10/01/26 (Alternative Minimum Tax)	10/20 at 100.00	AA–	793,185
1,200	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2009C, 5.000%, 10/01/28	10/18 at 100.00	AA–	1,283,508
	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2010A:
3,000	5.000%, 10/01/30	10/20 at 100.00	AA–	3,214,320
420	5.000%, 10/01/35	10/20 at 100.00	AA–	436,733
2,500	Metropolitan Washington D.C. Airports Authority, System Revenue Bonds, Series 2007B, 5.000%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/17 at 100.00	AA–	2,518,925
800	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.000%, 1/01/31 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA–	801,848
3,000	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	A	3,374,370
1,000	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.125%, 7/01/49	No Opt. Call	BBB–	925,560
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
1,000	0.000%, 7/01/28	No Opt. Call	BBB–	434,100
2,000	0.000%, 7/01/30	No Opt. Call	BBB–	729,900
15,285	0.000%, 7/01/45	No Opt. Call	BBB–	1,890,143
3,195	Virginia Port Authority, Port Facilities Revenue Refunding Bonds Series 2010, 5.000%, 7/01/40	7/19 at 100.00	Aa3	3,269,859
3,415	Virginia Port Authority, Revenue Bonds, Port Authority Facilities, Series 2006, 5.000%, 7/01/36 – FGIC Insured (Alternative Minimum Tax)	2/14 at 100.00	Aa3	3,378,391
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
500	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	495,370
5,000	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	5,165,550
5,500	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	5,422,285
84,360	Total Transportation			50,305,775
	U.S. Guaranteed – 17.3% (11.3% of Total Investments) (4)
1,750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AA– (4)	2,044,368
1,000	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2001, 5.000%, 7/15/21 – AGM Insured (ETM)	No Opt. Call	AA– (4)	1,167,170
1,000	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Refunding Series 2005A, 5.000%, 7/01/18 (Pre-refunded 7/01/15) – AGM Insured	7/15 at 100.00	AA– (4)	1,074,690

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
	Dinwiddie County Industrial Development Authority, Virginia, Lease Revenue Bonds, Refunding Series 2004B:
$1,000	5.125%, 2/15/16 (Pre-refunded 2/15/14) – NPFG Insured	2/14 at 100.00	A+ (4)	$1,010,060
750	5.000%, 2/15/24 (Pre-refunded 2/15/14) – NPFG Insured	2/14 at 100.00	A+ (4)	757,343
1,660	Front Royal and Warren County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2004B, 5.000%, 4/01/18 (Pre-refunded 4/01/14) – AGM Insured	4/14 at 100.00	AA– (4)	1,687,440
1,000	Loudoun County Sanitation Authority, Virginia, Water and Sewerage System Revenue Bonds, Series 2004, 5.000%, 1/01/26 (Pre-refunded 1/01/15)	1/15 at 100.00	AAA	1,052,350
1,700	Loudoun County, Virginia, General Obligation Bonds, Series 2006B, 5.000%, 12/01/25 (Pre-refunded 12/01/16)	12/16 at 100.00	AAA	1,927,732
500	Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2005B, 5.000%, 6/01/18 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	535,720
1,185	Lynchburg, Virginia, General Obligation Bonds, Series 2004, 5.000%, 6/01/21 (Pre-refunded 6/01/14)	6/14 at 100.00	AA+ (4)	1,214,033
1,000	Newport News, Virginia, General Obligation Bonds, Series 2004A, 5.000%, 7/15/17 (Pre-refunded 7/15/14)	7/14 at 101.00	Aa1 (4)	1,040,210
2,145	Newport News, Virginia, General Obligation Bonds, Series 2004C, 5.000%, 5/01/16 (Pre-refunded 5/01/14)	5/14 at 101.00	Aa1 (4)	2,210,187
3,000	Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A, 5.000%, 2/01/23 (Pre-refunded 2/01/15) – NPFG Insured	2/15 at 100.00	A (4)	3,167,520
580	Prince William County, Virginia, Certificates of Participation, County Facilities, Series 2005, 5.000%, 6/01/20 (Pre-refunded 6/01/15) – AMBAC Insured	6/15 at 100.00	Aa1 (4)	621,342
145	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/18 – NPFG Insured (ETM)	No Opt. Call	Baa1 (4)	173,838
710	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2005BB, 5.250%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	A2 (4)	866,839
1,480	Richmond, Virginia, General Obligation Bonds, Series 2004A, 5.000%, 7/15/21 (Pre-refunded 7/15/14) – AGM Insured	7/14 at 100.00	AA+ (4)	1,524,726
620	Richmond, Virginia, General Obligation Bonds, Series 2005A, 5.000%, 7/15/17 (Pre-refunded 7/15/15) – AGM Insured	7/15 at 100.00	AA+ (4)	667,715
710	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A, 5.000%, 8/01/23 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	Baa1 (4)	793,752
105	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2007C, 5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (4)	119,452
1,000	Staunton, Virginia, General Obligation Bonds, Series 2004, 6.250%, 2/01/25 (Pre-refunded 2/01/14) – AMBAC Insured	2/14 at 101.00	Aa2 (4)	1,020,580
2,135	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2005, 5.000%, 6/01/37 (Pre-refunded 6/01/15)	6/15 at 100.00	N/R (4)	2,286,521
	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005:
5,065	5.500%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	Aaa	5,344,284
1,860	5.625%, 6/01/37 (Pre-refunded 6/01/15)	6/15 at 100.00	Aaa	2,009,451
2,295	Virginia Beach Development Authority, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 5/01/22 (Pre-refunded 5/01/15)	5/15 at 100.00	AA+ (4)	2,450,303
2,100	Virginia Beach, Virginia, General Obligation Bonds, Series 2005, 5.000%, 1/15/20 (Pre-refunded 1/15/16)	1/16 at 100.00	AAA	2,302,545
2,540	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2005C, 5.000%, 8/01/17 (Pre-refunded 8/01/15)	8/15 at 100.00	AA+ (4)	2,740,609
39,035	Total U.S. Guaranteed			41,810,780
	Utilities – 2.0% (1.3% of Total Investments)
395	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	383,035

Nuveen Investments	53

NPV	Nuveen Virginia Premium Income Municipal Fund (continued)
Portfolio of Investments November 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$655	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007UU, 5.000%, 7/01/19 – NPFG Insured	No Opt. Call	A	$610,106
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/24	7/17 at 100.00	BB+	682,039
3,000	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – AMBAC Insured	7/15 at 100.00	AA+	3,089,310
4,780	Total Utilities			4,764,490
	Water and Sewer – 7.6% (5.0% of Total Investments)
1,000	Fairfax County, Virginia, Sewerage Revenue Bonds, Series 2004, 5.000%, 7/15/27	No Opt. Call	AAA	1,022,690
810	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43 (WI/DD, Settling 12/12/13)	7/23 at 100.00	Ba1	791,338
4,000	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Series 2012A, 5.000%, 1/01/39	No Opt. Call	AAA	4,206,800
	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001:
1,265	5.500%, 11/15/17 – AGM Insured	No Opt. Call	AA–	1,435,889
3,000	5.500%, 11/15/19 – AGM Insured	No Opt. Call	AA–	3,500,610
3,300	Virginia Beach, Virginia, Water and Sewer System Revenue Bonds, Series 2005, 5.000%, 10/01/30	10/15 at 100.00	AAA	3,469,059
1,000	Virginia Resources Authority, Water and Sewerage System Revenue Bonds, Goochland County – Tuckahoe Creek Service District Project, Series 2012, 0.000%, 11/01/34	11/22 at 63.13	AA	364,620
3,050	Virginia State Resources Authority, Clean Water Revenue Bonds, Series 2007, Trust 3036, 13.377%, 10/01/15 (IF)	No Opt. Call	AAA	3,557,886
17,425	Total Water and Sewer			18,348,892
$493,269	Total Long-Term Investments (cost $374,777,243)			370,030,818
	Floating Rate Obligations – (3.8)%			(9,250,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (53.0)% (6)			(128,000,000)
	Other Assets Less Liabilities – 3.5%			8,603,346
	Net Assets Applicable to Common Shares – 100%			$241,384,164

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.6%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

54	Nuveen Investments

Statement of
Assets and Liabilities

November 30, 2013 (Unaudited)

						North
	Georgia	Maryland		Missouri		Carolina	Virginia
	Dividend	Premium		Premium		Premium	Premium
	Advantage 2	Income		Income		Income	Income
	(NKG )	(NMY	)	(NOM	)	(NNC )	(NPV )
Assets
Investments, at value (cost $210,582,832, $500,463,746, $50,327,044, $351,174,605 and $374,777,243, respectively)	$213,038,656	$504,265,613		$50,915,679		$353,394,622	$370,030,818
Cash	2,631,717	11,373,869		21,001		—	5,130,062
Receivable for:
Interest	3,336,340	8,683,071		691,806		6,035,527	5,642,775
Investments sold	—	4,990,684		195,000		6,605,000	1,185,000
Deferred offering costs	465,975	1,107,503		175,205		744,715	307,374
Other assets	2,720	13,685		1,431		10,931	246,084
Total assets	219,475,408	530,434,425		52,000,122		366,790,795	382,542,113
Liabilities
Cash overdraft	—	—		—		1,212,698	—
Floating rate obligations	3,245,000	21,995,000		2,225,000		10,740,000	9,250,000
Payable for:
Common share dividends	542,403	1,292,830		134,445		808,057	995,160
Interest	165,525	374,961		31,289		272,733	24
Investments purchased	—	4,604,162		746,482		—	2,510,461
MuniFund Term Preferred (MTP) Shares, at liquidation value	74,945,000	166,144,000		17,880,000		124,860,000	—
Variable Rate Demand Preferred (VRDP) Shares,at liquidation value	—	—		—		—	128,000,000
Accrued expenses:
Management fees	111,335	256,868		24,842		177,598	190,617
Trustees fees	864	7,340		196		5,189	5,481
Other	136,141	120,253		22,108		181,201	206,206
Total liabilities	79,146,268	194,795,414		21,064,362		138,257,476	141,157,949
Net assets applicable to common shares	$140,329,140	$335,639,011		$30,935,760		$228,533,319	$241,384,164
Common shares outstanding	10,548,790	24,104,666		2,329,418		16,548,509	17,933,251
Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$13.30	$13.92		$13.28		$13.81	$13.46
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$105,488	$241,047		$23,294		$165,485	$179,333
Paid-in surplus	143,031,830	339,756,682		30,952,946		226,687,133	251,823,527
Undistributed (Over-distribution of) net investment income	(34,756)	1,939,542		231,422		(436,047)	474,516
Accumulated net realized gain (loss)	(5,229,246)	(10,100,127)		(860,537)		(103,269)	(6,346,787)
Net unrealized appreciation (depreciation)	2,455,824	3,801,867		588,635		2,220,017	(4,746,425)
Net assets applicable to common shares	$140,329,140	$335,639,011		$30,935,760		$228,533,319	$241,384,164
Authorized shares:
Common	Unlimited	Unlimited		Unlimited		Unlimited	Unlimited
Preferred	Unlimited	Unlimited		Unlimited		Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	55

Statement of
Operations

Six Months Ended November 30, 2013 (Unaudited)

	Georgia Dividend Advantage 2 (NKG)	Maryland Premium Income (NMY)	Missouri Premium Income (NOM)	North Carolina Premium Income (NNC)	Virginia Premium Income (NPV)
Investment Income	$5,149,093	$12,408,721	$1,198,446	$7,857,452	$9,246,017
Expenses
Management fees	681,260	1,587,995	152,007	1,085,697	1,178,933
Shareholder servicing agent fees and expenses	26,327	45,102	9,635	37,854	32,955
Interest expense and amortization of offering costs	1,191,650	2,705,210	240,586	1,974,217	1,808,800
Liquidity fees	—	—	—	—	306,365
Remarketing fees	—	—	—	—	33,423
Custodian fees and expenses	18,263	46,952	8,089	30,204	35,441
Trustees fees and expenses	3,148	7,470	716	5,190	5,567
Professional fees	20,411	14,933	11,122	23,021	19,971
Shareholder reporting expenses	26,683	14,818	6,791	69,320	10,651
Stock exchange listing fees	15,894	17,443	5,771	37,288	12,446
Investor relations expenses	12,629	17,139	3,063	15,348	10,160
Other expenses	21,260	20,115	9,701	29,872	10,754
Total expenses	2,017,525	4,477,177	447,481	3,308,011	3,465,466
Net investment income (loss)	3,131,568	7,931,544	750,965	4,549,441	5,780,551
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,752,958)	(6,789,906)	(691,173)	642,241	(6,528,765)
Change in net unrealized appreciation (depreciation)of investments	(11,495,760)	(32,637,699)	(2,308,390)	(20,264,821)	(27,330,800)
Net realized and unrealized gain (loss)	(13,248,718)	(39,427,605)	(2,999,563)	(19,622,580)	(33,859,565)
Net increase (decrease) in net assets applicable to common shares from operations	$(10,117,150)	$(31,496,061)	$(2,248,598)	$(15,073,139)	$(28,079,014)

See accompanying notes to financial statements.

56	Nuveen Investments

Statement of
Changes in Net Assets (Unaudited)

	Georgia Dividend Advantage 2 (NKG)		Maryland Premium Income (NMY)		Missouri Premium Income (NOM)
	Six Months Ended 11/30/13	Year Ended 5/31/13	Six Months Ended 11/30/13	Year Ended 5/31/13	Six Months Ended 11/30/13	Year Ended 5/31/13
Operations
Net investment income (loss)	$3,131,568	$6,020,509	$7,931,544	$14,021,037	$750,965	$1,530,798
Net realized gain (loss) from investments	(1,752,958)	226,296	(6,789,906)	268,979	(691,173)	14,851
Change in net unrealized appreciation (depreciation) of investments	(11,495,760)	(747,566)	(32,637,699)	(2,621,007)	(2,308,390)	131,347
Net increase (decrease) in net assets applicable to common shares from operations	(10,117,150)	5,499,239	(31,496,061)	11,669,009	(2,248,598)	1,676,996
Distributions to Common Shareholders
From net investment income	(3,386,162)	(6,448,188)	(8,026,853)	(15,597,256)	(852,276)	(1,702,603)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(3,386,162)	(6,448,188)	(8,026,853)	(15,597,256)	(852,276)	(1,702,603)
Capital Share Transactions
Common shares:
Issued in the Reorganizations	—	87,714,734	—	211,807,271	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	27,755	—	75,351	26,106	57,168
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	87,742,489	—	211,882,622	26,106	57,168
Net increase (decrease) in net assets applicable to common shares	(13,503,312)	86,793,540	(39,522,914)	207,954,375	(3,074,768)	31,561
Net assets applicable to common shares at the beginning of period	153,832,452	67,038,912	375,161,925	167,207,550	34,010,528	33,978,967
Net assets applicable to common shares at the end of period	$140,329,140	$153,832,452	$335,639,011	$375,161,925	$30,935,760	$34,010,528
Undistributed (Over-distribution of)net investment income at the end of period	$(34,756)	$219,838	$1,939,542	$2,034,851	$231,422	$332,733

See accompanying notes to financial statements.

Nuveen Investments	57

Statement of Changes in Net Assets (Unaudited) (continued)

	North Carolina Premium Income (NNC)		Virginia Premium Income (NPV)
	Six Months Ended 11/30/13	Year Ended 5/31/13	Six Months Ended 11/30/13	Year Ended 5/31/13
Operations
Net investment income (loss)	$4,549,441	$9,239,191	$5,780,551	$10,697,104
Net realized gain (loss) from investments	642,241	327,862	(6,528,765)	443,695
Change in net unrealized appreciation (depreciation) of investments	(20,264,821)	(3,568,579)	(27,330,800)	(4,173,812)
Net increase (decrease) in net assets applicable to common shares from operations	(15,073,139)	5,998,474	(28,079,014)	6,966,987
Distributions to Common Shareholders
From net investment income	(4,994,340)	(10,348,434)	(6,402,169)	(11,424,132)
From accumulated net realized gains	—	—	—	(302,943)
Decrease in net assets applicable to common shares from distributions to common shareholders	(4,994,340)	(10,348,434)	(6,402,169)	(11,727,075)
Capital Share Transactions
Common shares:
Issued in the Reorganizations	—	155,423,952	—	139,077,537
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	29,851	—	449,003
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	155,453,803	—	139,526,540
Net increase (decrease) in net assets applicable to common shares	(20,067,479)	151,103,843	(34,481,183)	134,766,452
Net assets applicable to common shares at the beginning of period	248,600,798	97,496,955	275,865,347	141,098,895
Net assets applicable to common shares at the end of period	$228,533,319	$248,600,798	$241,384,164	$275,865,347
Undistributed (Over-distribution of)net investment income at the end of period	$(436,047)	$8,852	$474,516	$1,096,134

See accompanying notes to financial statements.

58	Nuveen Investments

Statement of
Cash Flows

Six Months Ended November 30, 2013 (Unaudited)

	Georgia	Maryland	Missouri
	Dividend	Premium	Premium
	Advantage 2	Income	Income
	(NKG )	(NMY )	(NOM )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(10,117,150)	$(31,496,061)	$(2,248,598)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(17,363,708)	(64,252,927)	(8,461,521)
Proceeds from sales and maturities of investments	18,717,947	77,383,441	6,914,756
Amortization (Accretion) of premiums and discounts, net	260,427	646,751	47,041
(Increase) Decrease in:
Receivable for interest	(85,371)	370,076	52,460
Receivable for investments sold	10,000	(4,285,684)	572,500
Other assets	16,197	47,769	7,650
Increase (Decrease) in:
Payable for interest	14	(5)	(1)
Payable for investments purchased	—	3,503,752	(743,776)
Accrued management fees	(11,274)	(27,968)	(2,613)
Accrued Trustees fees	46	2,370	12
Accrued other expenses	(20,045)	(126,990)	(20,788)
Net realized (gain) loss from investments	1,752,958	6,789,906	691,173
Change in net unrealized (appreciation) depreciation of investments	11,495,760	32,637,699	2,308,390
Taxes paid on undistributed capital gains	—	(618)	—
Net cash provided by (used in) operating activities	4,655,801	21,191,511	(883,315)
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	191,617	653,707	120,504
Increase (Decrease) in:
Cash overdraft	—	(2,054,404)	—
Floating rate obligations	—	—	—
Payable for offering costs	—	(276,836)	(70,439)
MTP Shares, at liquidation value	—	—	—
VRDP Shares, at liquidation value	—	—	—
Cash distributions paid to common shareholders	(3,391,234)	(8,140,109)	(825,606)
Net cash provided by (used in) financing activities	(3,199,617)	(9,817,642)	(775,541)
Net Increase (Decrease) in Cash	1,456,184	11,373,869	(1,658,856)
Cash at the beginning of period	1,175,533	—	1,679,857
Cash at the End of Period	$2,631,717	$11,373,869	$21,001
Supplemental Disclosure of Cash Flow Information

	Georgia		Maryland		Missouri
	Dividend		Premium		Premium
	Advantage 2		Income		Income
	(NKG	)	(NMY	)	(NOM	)
Cash paid for interest (excluding amortization of offering costs)	$1,000,019		$2,328,344		$190,522
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—		—		26,106

See accompanying notes to financial statements.

Nuveen Investments	59

Statement of Cash Flows (Unaudited) (continued)

	North
	Carolina	Virginia
	Premium	Premium
	Income	Income
	(NNC )	(NPV )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(15,073,139)	$(28,079,014)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(46,064,042)	(47,005,203)
Proceeds from sales and maturities of investments	58,777,531	49,341,209
Amortization (Accretion) of premiums and discounts, net	99,263	69,281
(Increase) Decrease in:
Receivable for interest	12,742	546,166
Receivable for investments sold	12,665,163	13,528,333
Other assets	41,204	(203,071)
Increase (Decrease) in:
Payable for interest	(4)	(279,861)
Payable for investments purchased	(13,824,593)	(5,360,034)
Accrued management fees	(17,065)	(24,158)
Accrued Trustees fees	1,652	1,752
Accrued other expenses	31,566	26,036
Net realized (gain) loss from investments	(642,241)	6,528,765
Change in net unrealized (appreciation) depreciation of investments	20,264,821	27,330,800
Taxes paid on undistributed capital gains	(5,489)	(13,473)
Net cash provided by (used in) operating activities	16,267,369	16,407,528
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	525,316	601,517
Increase (Decrease) in:
Cash overdraft	1,212,698	(5,982,898)
Floating rate obligations	(12,975,000)	—
Payable for offering costs	(236,204)	(84,870)
MTP Shares, at liquidation value	—	(127,408,000)
VRDP shares, at liquidation value	—	128,000,000
Cash distributions paid to common shareholders	(4,993,813)	(6,403,215)
Net cash provided by (used in) financing activities	(16,467,003)	(11,277,466)
Net Increase (Decrease) in Cash	(199,634)	5,130,062
Cash at the beginning of period	199,634	—
Cash at the End of Period	$—	$5,130,062
Supplemental Disclosure of Cash Flow Information

North
	Carolina		Virginia
	Premium		Premium
	Income		Income
	(NNC	)	(NPV	)
Cash paid for interest (excluding amortization of offering costs)	$1,685,109		$1,262,318
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—		—

See accompanying notes to financial statements.

60	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Financial
Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Ending Common Share Net Asset Value	Ending Market Value
Georgia Dividend Advantage 2 (NKG)
Year Ended 5/31:
2014(g)	$14.58	$.30	$(1.26)	$—	$—		$(.96)	$(.32)	$—	$(.32)	$13.30	$11.63
2013	14.71	.60	(.06)	—	—		.54	(.67)	—	(.67)	14.58	13.39
2012	13.78	.61	1.01	—	—		1.62	(.69)	—	(.69)	14.71	14.73
2011	14.21	.65	(.36)	—	—		.29	(.72)	—	(.72)	13.78	13.92
2010	13.27	.78	.87	(.02)	—		1.63	(.69)	—	(.69)	14.21	14.00
2009	13.92	.87	(.73)	(.16)	—		(.02)	(.63)	—	(.63)	13.27	11.88

Maryland Premium Income (NMY)
Year Ended 5/31:
2014(g)	15.56	.33	(1.64)	—	—		(1.31)	(.33)	—	(.33)	13.92	11.89
2013	15.68	.58	.07	—	—		.65	(.77)	—	(.77)	15.56	13.82
2012	14.37	.68	1.40	—	—		2.08	(.77)	—	(.77)	15.68	15.64
2011	14.77	.80	(.43)	(.01)	—		.36	(.76)	—	(.76)	14.37	14.00
2010	13.58	.84	1.10	(.02)	—		1.92	(.73)	—	(.73)	14.77	14.43
2009	14.19	.89	(.67)	(.16)	(.01)		.05	(.63)	(.03)	(.66)	13.58	12.68

62	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)

Based on Common Share Net Asset Value (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)		Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate	(f)

(6.55)%	(10.79)%	$140,329	2.85	%*	4.42	%*	N/A		N/A	8%
3.68	(4.83)	153,832	2.66		4.09		N/A		N/A	18
12.04	11.12	67,039	2.95		4.30		N/A		N/A	11
2.13	4.84	62,777	2.79		4.64		2.75%		4.68%	4
12.54	24.23	64,721	1.75		5.43		1.59		5.59	3
.20	(4.77)	60,419	1.42		6.54		1.13		6.84	13

(8.41)	(11.63)	335,639	2.60	*	4.60	*	N/A		N/A	12
4.18	(7.10)	375,162	2.58		4.12		N/A		N/A	17
14.82	17.69	167,208	2.91		4.54		N/A		N/A	7
2.53	2.32	153,082	2.10		5.48		N/A		N/A	6
14.44	19.89	157,243	1.49		5.88		N/A		N/A	2
.66	2.57	144,504	1.35		6.80		N/A		N/A	5

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”) and/or MTP Shares, where applicable.

(d)	After expense reimbursement from the Adviser, where applicable. As of September 30, 2010, the Adviser is no longer reimbursing Georgia Dividend Advantage 2 (NKG) for any fees and expenses.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Georgia Dividend Advantage 2 (NKG)
Year Ended 5/31:
2014(g)	1.68	%*
2013	1.51
2012	1.56
2011	1.60
2010	.55
2009	.10

Maryland Premium Income (NMY)
Year Ended 5/31:
2014(g)	1.57	%*
2013	1.46
2012	1.56
2011	1.00
2010	.32
2009	.05

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)	For the six months ended November 30, 2013.
N/A	Fund does not have, or no longer has, a contractual reimbursement agreement with the Adviser.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Ending Common Share Net Asset Value	Ending Market Value
Missouri Premium Income (NOM)
Year Ended 5/31:
2014(f)	$14.61	$.32	$(1.28)	$—	$—		$(.96)	$(.37)	$—	$(.37)	$13.28	$13.03
2013	14.62	.66	.06	—	—		.72	(.73)	—	(.73)	14.61	16.04
2012	13.19	.69	1.52	—	—		2.21	(.78)	—	(.78)	14.62	16.90
2011	13.55	.78	(.35)	(.01)	—		.42	(.78)	—	(.78)	13.19	13.88
2010	12.44	.83	.99	(.03)	—		1.79	(.68)	—	(.68)	13.55	16.50
2009	13.52	.85	(1.12)	(.16)	—		(.43)	(.65)	—	(.65)	12.44	12.90

North Carolina Premium Income (NNC)
Year Ended 5/31:
2014(f)	15.02	.27	(1.18)	—	—		(.91)	(.30)	—	(.30)	13.81	11.88
2013	15.30	.56	(.17)	—	—		.39	(.67)	—	(.67)	15.02	13.88
2012	14.34	.57	1.10	—	—		1.67	(.71)	—	(.71)	15.30	15.97
2011	14.72	.69	(.32)	(.01)	—		.36	(.74)	—	(.74)	14.34	14.41
2010	13.78	.81	.87	(.03)	—		1.65	(.71)	—	(.71)	14.72	15.37
2009	13.98	.85	(.27)	(.17)	—		.41	(.61)	—	(.61)	13.78	12.60

64	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)

Based on Common Share Net Asset Value (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)		Portfolio Turnover Rate	(e)

(6.57)%	(16.54)%	$30,936	2.86	%*	4.81	%*	14%
4.98	(.67)	34,011	2.77		4.45		12
17.16	28.21	33,979	2.95		4.93		13
3.22	(11.29)	30,595	2.30		5.90		11
14.69	34.31	31,348	1.37		6.37		7
(2.92)	(7.83)	28,734	1.55		6.96		2

(6.03)%	(12.29)%	228,533	2.87	*	3.95	*	12
2.50	(9.16)	248,601	2.72		3.88		17
11.88	16.23	97,497	3.28		3.85		18
2.57	(1.27)	91,256	2.49		4.77		10
12.24	28.20	93,570	1.54		5.68		6
3.22	(.44)	87,558	1.39		6.43		7

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Missouri Premium Income (NOM)
Year Ended 5/31:
2014(f)	1.54	%*
2013	1.45
2012	1.55
2011	.93
2010	.03
2009	13

North Carolina Premium Income (NNC)
Year Ended 5/31:
2014(f)	1.71	%*
2013	1.60
2012	1.71
2011	1.29
2010	.34
2009	.07

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the six months ended November 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Ending Common Share Net Asset Value	Ending Market Value
Virginia Premium Income (NPV)
Year Ended 5/31:
2014(f)	$15.38	$.32	$(1.88)	$—	$—		$(1.56)	$(.36)	$—	$(.36)	$13.46	$11.87
2013	15.60	.66	(.10)	—	—		.56	(.76)	(.02)	(.78)	15.38	14.32
2012	14.42	.68	1.32	—	—		2.00	(.80)	(.02)	(.82)	15.60	17.05
2011	14.73	.77	(.27)	(.01)	—		.49	(.80)	—	(.80)	14.42	14.92
2010	13.76	.88	.93	(.03)	—		1.78	(.81)	—	(.81)	14.73	15.85
2009	14.39	.90	(.66)	(.15)	(.02)		.07	(.65)	(.05)	(.70)	13.76	14.36

66	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets Applicable to Common Shares(c)

Based on Common Share Net Asset Value	(b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)		Portfolio Turnover Rate	(e)

(10.17)%		(14.73)%	$241,384	2.79	%*	4.66	%*	12%
3.56		(11.76)	275,865	2.57		4.19		21
14.26		20.61	141,099	2.78		4.49		12
3.48		(.58)	130,032	2.11		5.36		12
13.19		16.60	132,302	1.45		6.14		3
.88		8.05	123,119	1.36		6.82		6

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Virginia Premium Income (NPV)
Year Ended 5/31:
2014(f)	1.73	%*
2013	1.44
2012	1.41
2011	.93
2010	.29
2009	.08

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the six months ended November 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (Unaudited) (continued)

	ARPS at the End of Period		MTP Shares at the End of Period(a)		ARPS and MTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Asset Coverage Per $1 Liquidation Preference
Georgia Dividend Advantage 2 (NKG)
Year Ended 5/31:
2014(b)	$—	$—	$74,945	$28.72	$—
2013	—	—	74,945	30.53	—
2012	—	—	32,265	30.78	—
2011	—	—	32,265	29.46	—
2010	—	—	32,265	30.06	—
2009	31,700	72,649	—	—	—

Maryland Premium Income (NMY)
Year Ended 5/31:
2014(b)	—	—	166,144	30.20	—
2013	—	—	166,144	32.58	—
2012	—	—	74,593	32.42	—
2011	—	—	74,593	30.52	—
2010	32,975	79,788	38,775	31.92	3.19
2009	70,875	75,972	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014	(b)	2013		2012	2011		2010
Georgia Dividend Advantage 2 (NKG)
Series 2015 (NKG PRC)
Ending Market Value per Share	$10.02		$10.08		$10.10	$10.06		$9.99
Average Market Value per Share	10.04		10.08		10.07	10.02		9.99	^
Series 2015-1 (NKG PRD)
Ending Market Value per Share	10.02		10.10		—	—		—
Average Market Value per Share	10.04		10.07	Ω	—	—		—
Series 2015-2 (NKG PRE)
Ending Market Value per Share	10.01		10.12		—	—		—
Average Market Value per Share	10.02		10.07	Ω	—	—		—

Maryland Premium Income (NMY)
Series 2015 (NMY PRC)
Ending Market Value per Share	10.02		10.06		10.06	10.09		10.00
Average Market Value per Share	10.04		10.09		10.10	10.04		10.01	^
Series 2016 (NMY PRD)
Ending Market Value per Share	10.10		10.16		10.11	10.10		—
Average Market Value per Share	10.08		10.17		10.14	10.04	^^	—
Series 2015 (NMY PRE)
Ending Market Value per Share	10.03		10.05		—	—		—
Average Market Value per Share	10.03		10.07	ΩΩ	—	—		—
Series 2015-1(NMY PRF)
Ending Market Value per Share	10.05		10.06		—	—		—
Average Market Value per Share	10.03		10.07	ΩΩ	—	—		—
Series 2015-1(NMY PRG)
Ending Market Value per Share	10.02		10.05		—	—		—
Average Market Value per Share	10.04		10.08	ΩΩ	—	—		—
Series 2016 (NMY PRH)
Ending Market Value per Share	10.04		10.13		—	—		—
Average Market Value per Share	10.10		10.14	ΩΩ	—	—		—

(b)	For the six months ended November 30, 2013.
^	For the period January 29, 2010 (first issuance date of shares) through May 31, 2010.
^^	For the period March 15, 2011 (first issuance date of shares) through May 31, 2011.
Ω	For the period July 9, 2012 (effective date of the Reorganizations) through May 31, 2013.
ΩΩ	For the period August 6, 2012 (effective date of the Reorganizations) through May 31, 2013.

68	Nuveen Investments

	ARPS at the End of Period		MTP Shares at the End of Period(a)		ARPS and MTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Asset Coverage Per $1 Liquidation Preference
Missouri Premium Income (NOM)
Year Ended 5/31:
2014(b)	$—	$—	$17,880	$27.30	$—
2013	—	—	17,880	29.02	—
2012	—	—	17,880	29.00	—
2011	—	—	17,880	27.11	—
2010	16,000	73,981	—	—	—
2009	16,000	69,897	—	—	—

North Carolina Premium Income (NNC)
Year Ended 5/31:
2014(b)	—	—	124,860	28.30	$—
2013	—	—	124,860	29.91	—
2012	—	—	49,835	29.56	—
2011	—	—	49,835	28.31	—
2010	21,550	76,020	24,300	30.41	3.04
2009	46,800	71,773	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014	(b)	2013		2012	2011		2010	(c)
Missouri Premium Income (NOM)
Series 2015 (NOM PRC)
Ending Market Value per Share	$10.02		$10.03		$10.40	$13.88		—
Average Market Value per Share	10.03		10.08		9.98	15.41	Δ	—

North Carolina Premium Income (NNC)
Series 2015 (NNC PRC)
Ending Market Value per Share	10.02		10.07		10.11	10.04		9.99
Average Market Value per Share	10.04		10.10		10.09	10.04		10.01	ΔΔ
Series 2016 (NNC PRD)
Ending Market Value per Share	10.03		10.08		10.10	10.00		—
Average Market Value per Share	10.04		10.09		10.07	9.94	ΔΔΔ	—
Series 2015 (NNC PRE)
Ending Market Value per Share	10.01		10.06		—	—		—
Average Market Value per Share	10.03		10.07	Ω	—	—		—
Series 2015-1 (NNC PRF)
Ending Market Value per Share	10.04		10.06		—	—		—
Average Market Value per Share	10.04		10.07	Ω	—	—		—
Series 2015-1 (NNC PRG)
Ending Market Value per Share	10.04		10.06		—	—		—
Average Market Value per Share	10.04		10.07	Ω	—	—		—

(b)	For the six months ended November 30, 2013.
(c)	Missouri Premium Income (NOM) did not issue MTP Shares prior to the fiscal year ended May 31, 2011.
Δ	For the period November 9, 2010 (first issuance date of shares) through May 31, 2011.
ΔΔ	For the period January 21, 2010 (first issuance date of shares) through May 31, 2010.
ΔΔΔ	For the period December 14, 2010 (first issuance date of shares) through May 31, 2011.
Ω	For the period July 9, 2012 (effective date of the Reorganizations) through May 31, 2013.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (Unaudited) (continued)

	ARPS at the End of Period		MTP Shares at the End of Period(a)		VRDP Shares at the End of Period		ARPS and MTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverages Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
Virginia Premium Income (NPV)
Year Ended 5/31:
2014 (b)	$—	$—	$—	$—	$128,000	$288,581	$—
2013	—	—	127,408	31.65	—	—	—
2012	—	—	61,408	32.98	—	—	—
2011	—	—	61,408	31.18	—	—	—
2010	25,550	82,269	32,205	32.91	—	—	3.29
2009	63,800	73,244	—	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014	(b)	2013		2012	2011	2010
Virginia Premium Income (NPV)
Series 2014 (NPV PRA)
Ending Market Value per Share	$—		$10.03		$10.12	$10.03	$—
Average Market Value per Share	—		10.08		10.10	10.02*	—
Series 2015 (NPV PRC)
Ending Market Value per Share	—		10.09		10.13	10.01	10.00
Average Market Value per Share	—		10.09		10.09	10.07	10.00	**
Series 2014 (NPV PRD)
Ending Market Value per Share	—		10.06		—	—	—
Average Market Value per Share	—		10.09	ΩΩ	—	—	—
Series 2014-1 (NPV PRE)
Ending Market Value per Share	—		10.09		—	—	—
Average Market Value per Share	—		10.09	ΩΩ	—	—	—

(b)	For the six months ended November 30, 2013.
*	For the period March 14, 2011 (first issuance date of shares) through May 31, 2011.
**	For the period January 26, 2010 (first issuance date of shares) through May 31, 2010.
ΩΩ	For the period August 6, 2012 (effective date of the Reorganizations) through May 31, 2013.

See accompanying notes to financial statements.

70	Nuveen Investments

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information
The state funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NYSE MKT symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG) (“Georgia Dividend Advantage 2 (NKG)”)
•	Nuveen Maryland Premium Income Municipal Fund (NMY) (“Maryland Premium Income (NMY)”)
•	Nuveen Missouri Premium Income Municipal Fund (NOM) (“Missouri Premium Income (NOM)”)
•	Nuveen North Carolina Premium Income Municipal Fund (NNC) (“North Carolina Premium Income (NNC)”)
•	Nuveen Virginia Premium Income Municipal Fund (NPV) (“Virginia Premium Income (NPV)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies. Common shares of Georgia Dividend Advantage 2 (NKG), Maryland Premium Income (NMY) and Virginia Premium Income (NPV) are traded on the NYSE while common shares of North Carolina Premium Income (NNC) and Missouri Premium Income (NOM) are traded on the NYSE MKT. (Common shares of Georgia Dividend Advantage 2 (NKG) were formerly traded on the NYSE MKT.) Georgia Dividend Advantage 2 (NKG) and Missouri Premium Income (NOM) were organized as Massachusetts business trusts on October 26, 2001 and March 29,1993, respectively. Maryland Premium Income (NMY), North Carolina Premium Income (NNC) and Virginia Premium Income were organized as Massachusetts business trusts on January 12, 1993.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of November 30, 2013, outstanding when-issued/delayed delivery purchase commitments were as follows:

	Maryland		Missouri		Virginia
	Premium		Premium		Premium
	Income		Income		Income
	(NMY	)	(NOM	)	(NPV	)
Outstanding when-issued/delayed delivery purchase commitments	$4,604,162		$746,482		$2,510,461

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Nuveen Investments	71

Notes to Financial Statements (Unaudited) (continued)

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statements of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS, at liquidation value.

MuniFund Term Preferred Shares
The Funds have issued and outstanding MuniFund Term Preferred Shares, with a $10 stated par value per share. Each Fund’s MTP Shares are issued in one or more Series and trade on the NYSE/NYSE MKT. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances.

On September 9, 2013, Virginia Premium Income (NPV) redeemed all series of the Fund’s 2014 and 2015 MTP Shares, at their $10.00 liquidation value per share plus dividend amounts owed. The Fund used the proceeds from its August 29, 2013 issuance of 1,280 Series 1 Variable Rate Demand Preferred Shares to qualified buyers in a private offering pursuant to Rule 144A of the securities Act of 1933 to redeem all of its 2014 and 2015 MTP Shares.

As of November 30, 2013, the details of each Fund’s MTP Shares outstanding were as follows:

Series	NYSE/ NYSE MKT Ticker	Shares Outstanding	Shares Outstanding at $10 Per Share Liquidation Value	Annual Interest Rate
Georgia Dividend Advantage 2 (NKG)
2015	NKG PRC	3,226,500	$32,265,000	2.65%
2015-1	NKG PRD	2,834,000	28,340,000	2.65
2015-2	NKG PRE	1,434,000	14,340,000	2.65
Maryland Premium Income (NMY)
2015	NMY PRC	3,877,500	$38,775,000	2.65%
2016	NMY PRD	3,581,800	35,818,000	2.90
2015	NMY PRE	2,648,500	26,485,000	2.60
2015-1	NMY PRF	2,730,000	27,300,000	2.60
2015-1	NMY PRG	2,070,000	20,700,000	2.65
2016	NMY PRH	1,706,600	17,066,000	2.85
Missouri Premium Income (NOM)
2015	NOM PRC	1,780,000	$17,800,000	2.10%
North Carolina Premium Income (NNC)
2015	NNC PRC	2,430,000	$24,300,000	2.65%
2016	NNC PRD	2,553,500	25,535,000	2.60
2015	NNC PRE	1,660,000	16,600,000	2.60
2015-1	NNC PRF	2,970,000	29,700,000	2.60
2015-1	NNC PRG	2,872,500	28,725,000	2.65

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares were subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per

72	Nuveen Investments

share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares by NYSE/NYSE MKT ticker symbol are as follows:

		NYSE/	Term	Optional	Premium
		NYSE MKT	Redemption	Redemption	Expiration
	Series	Ticker	Date	Date	Date
Georgia Dividend Advantage 2 (NKG)
	2015	NKG PRC	February 1, 2015	February 1, 2011	January 31, 2012
	2015-1	NKG PRD	March 1, 2015	March 1, 2012	February 28, 2013
	2015-2	NKG PRE	March 1, 2015	March 1, 2012	February 28, 2013
Maryland Premium Income (NMY)
	2015	NMY PRC	February 1, 2015	February 1, 2011	January 31, 2012
	2016	NMY PRD	April 1, 2016	April 1, 2012	March 31, 2013
	2015	NMY PRE	May 1, 2015	May 1, 2012	April 30, 2013
	2015-1	NMY PRF	May 1, 2015	May 1, 2012	April 30, 2013
	2015-1	NMY PRG	March 1, 2015	March 1, 2012	February 28, 2013
	2016	NMY PRH	February 1, 2016	February 1, 2013	January 31, 2014
Missouri Premium Income (NOM)
	2015	NOM PRC	December 1, 2015	December 1, 2011	November 30, 2012
North Carolina Premium Income (NNC)
	2015	NNC PRC	February 1, 2015	February 1, 2011	January 31, 2012
	2016	NNC PRD	January 1, 2016	January 1, 2012	December 31, 2012
	2015	NNC PRE	April 1, 2015	April 1, 2012	March 31, 2013
	2015-1	NNC PRF	April 1, 2015	April 1, 2012	March 31, 2013
	2015-1	NNC PRG	March 1, 2015	March 1, 2012	February 28, 2013

The average liquidation value for all series of MTP Shares outstanding for each Fund during the six months ended November 30, 2013, was as follows:

North
	Georgia		Maryland		Missouri		Carolina
	Dividend		Premium		Premium		Premium
	Advantage 2		Income		Income		Income
	(NKG	)	(NMY	)	(NOM	)	(NNC	)
Average liquidation value of MTP Shares outstanding	$74,945,000		$166,144,000		$17,880,000		$124,860,000

For financial reporting purposes, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (MTP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In conjunction with Virginia Premium Income’s (NPV) redemption of MTP Shares, the remaining deferred offering costs of $661,608 were fully expensed during the current fiscal period, as the redemption was deemed an extinguishment of debt.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. The Funds issued their VRDP Shares in privately negotiated offerings, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

During the current period, Virginia Premium Income (NPV) issued 1,280 Series 1 VRDP Shares through a private negotiated offering, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

As of November 30, 2013, the details for each Fund’s series VRDP Shares outstanding are as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
	Series	Outstanding	Liquidation Value	Maturity
Virginia Premium Income (NPV)	1	1,280	$128,000,000	August 3, 2043

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that

Nuveen Investments	73

Notes to Financial Statements (Unaudited) (continued)

remarketing. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays an annual remarketing fee of .10% on the aggregate principal amount of all VRDP Shares outstanding. The Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for the Fund during the period August 29, 2013 (first issuance of shares) through November 30, 2013, were as follows:

	Virginia
	Premium
	Income
	(NPV	)
Average liquidation value of VRDP Shares outstanding	$128,000,000
Annualized dividend rate	.17%

For financial reporting purposes, the liquidation value of VRDP Shares is a liability and is recognized as “Variable Rate Demand Preferred (VRDP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. Virginia Premium Income (NPV) incurred $270,000 of offering costs in conjunction with its shares issued during the six months ended November 30, 2013. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Common Shares Equity Shelf Programs and Offering Costs
Virginia Premium Income (NPV) filed a registration statement with the Securities and Exchange Commission authorizing the Fund to issue 1.7 million additional common shares through an equity shelf program (“Shelf Offering”), which was declared effective during the current reporting period.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s net asset value (“NAV”) per common share.

Costs incurred by the Fund in connection with its Shelf Offering are recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. These deferred charges are recognized over the period such additional shares are sold by reducing the proceeds from the Shelf Offering. These deferred charges are not to exceed the one-year life of the Shelf Offering period and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of “Other expenses” on the Statement of Operations. Any additional costs in connection with the Fund’s Shelf Offering are recorded as a reduction from the proceeds of the Shelf Offerings and recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of November 30, 2013, the Funds were not invested in any portfolio securities or derivative instruments that are subject to netting agreements.

74	Nuveen Investments

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Georgia Dividend Advantage 2 (NKG)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$213,038,656	$—	$213,038,656
Maryland Premium Income (NMY)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$504,265,613	$—	$504,265,613
Missouri Premium Income (NOM)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$50,915,679	$—	$50,915,679

Nuveen Investments	75

Notes to Financial Statements (Unaudited) (continued)

North Carolina Premium Income (NNC)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$353,394,622	$—	$353,394,622

Virginia Premium Income (NPV)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$370,030,818	$—	$370,030,818

* Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset, and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the

76	Nuveen Investments

short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the six months ended November 30, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended November 30, 2013, were as follows:

	Georgia		Maryland		Missouri		Carolina		Virginia
	Dividend		Premium		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NOM	)	(NNC	)	(NPV	)
Average floating rate obligations outstanding	$3,245,000		$21,995,000		$2,225,000		$17,475,656		$9,250,000
Average annual interest rate and fees	.43%		.71%		.25%		.56%		.28%

As of November 30, 2013, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

							North
	Georgia		Maryland		Missouri		Carolina		Virginia
	Dividend		Premium		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NOM	)	(NNC	)	(NPV	)
Floating rate obligations: self-deposited inverse floaters	$3,245,000		$21,995,000		$2,225,000		$10,740,000		$9,250,000
Floating rate obligations: externally-deposited inverse floaters	5,635,000		6,665,000		—		—		20,070,000
Total	$8,880,000		$28,660,000		$2,225,000		$10,740,000		$29,320,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements are referred to herein as “Recourse Trusts”), with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is denoted as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of November 30, 2013, Virginia Premium Income (NPV) was invested in externally deposited Recourse Trusts. The Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was $13,330,000. As of November 30, 2013, none of the other Funds were invested in externally-deposited Recourse Trusts.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
Each Fund is authorized to invest in certain derivative investments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from the registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivatives, and may do so in the future, they did not make any such investments during the six months ended November 30, 2013.

Nuveen Investments	77

Notes to Financial Statements (Unaudited) (continued)

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares
Since the inception of the Funds’ repurchase programs, the Funds have not repurchased any of their outstanding common shares.

Transactions in common shares were as follows:

	Georgia Dividend		Maryland Premium		Missouri Premium
	Advantage 2 (NKG)		Income (NMY)		Income (NOM)
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	11/30/13	5/31/13	11/30/13	5/31/13	11/30/13	5/31/13
Common shares:
Issued in the Reorganizations	—	5,990,755	—	13,439,122	—	—
Issued to shareholders due to reinvestment of distributions	—	1,859	—	4,796	1,875	3,547

	North Carolina		Virginia Premium
	Premium Income (NNC)		Income (NPV)
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	11/30/13	5/31/13	11/30/13	5/31/13
Common shares:
Issued in the Reorganizations	—	10,175,659	—	8,861,589
Issued to shareholders due to reinvestment of distributions	—	1,941	—	28,384

Preferred Shares
With the exception of Virginia Premium Income (NPV), the Funds did not have any transactions in MTP Shares during the six months ended November330, 2013. Missouri Premium Income (NOM) did not have any transactions in MTP Shares during the fiscal year ended May 31, 2013. Transactions in MTP Shares during the six months ended November 30, 2013 and the fiscal year ended May 31, 2013 for the other Funds were as follows:

	Six Months Ended 11/30/13
		NYSE/
		NYSE MKT
	Series	Ticker	Shares	Amount
Virginia Premium Income (NPV)
MTP Shares redeemed:
	2014	NVP PRA	(2,920,300)	$(29,203,000)
	2015	NVP PRC	(3,220,500)	(32,205,000)
	2014	NPV PRD	(2,280,000)	(22,800,000)
	2014-1	NVP PRE	(4,320,000)	(43,200,000)
Total			(12,740,800)	$(127,408,000)

78	Nuveen Investments

	Year ended May 31, 2013
		NYSE/
		NYSE MKT
	Series	Ticker	Shares	Amount
Georgia Dividend Advantage 2 (NKG)
MTP Shares issued:
	2015-1	NKG PRD	2,834,000	$28,340,000
	2015-2	NKG PRE	1,434,000	14,340,000
Total			4,268,000	$42,680,000

Maryland Premium Income (NMY)
MTP Shares issued:
	2015	NMY PRE	2,648,500	$26,485,000
	2015-1	NMY PRF	2,730,000	27,300,000
	2015-1	NMY PRG	2,070,000	20,700,000
	2016	NMY PRH	1,706,600	17,066,000
Total			9,155,100	$91,551,000

North Carolina Premium Income (NNC)
MTP Shares issued:
	2015	NNC PRE	1,660,000	$16,600,000
	2015-1	NNC PRF	2,970,000	29,700,000
	2015-1	NNC PRG	2,872,500	28,725,000
Total			7,502,500	$75,025,000

Virginia Premium Income (NPV)
MTP Shares issued:
	2014	NPV PRD	2,280,000	$22,800,000
	2014-1	NVP PRE	4,320,000	43,200,000
Total			6,600,000	$66,000,000

Transactions in VRDP Shares for Virginia Premium Income (NPV) were as follows:

	Six Months Ended 11/30/13
	Series	Shares	Amount
Virginia Premium Income (NPV)
VRDP Shares issued	1	1,280	$128,000,000

Virginia Premium Income (NPV) did not have any transactions in VRDP Shares during the fiscal year ended May 31, 2013.

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the six months ended November 30, 2013, were as follows:

							North
	Georgia		Maryland		Missouri		Carolina		Virginia
	Dividend		Premium		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NOM	)	(NNC	)	(NPV	)
Purchases	$17,363,708		$64,252,927		$8,461,521		$46,064,042		$47,005,203
Sales and maturities	18,717,947		77,383,441		6,914,756		58,777,531		49,341,209

Nuveen Investments	79

Notes to Financial Statements (Unaudited) (continued)

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of November 30, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

							North
	Georgia		Maryland		Missouri		Carolina		Virginia
	Dividend		Premium		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NOM	)	(NNC	)	(NPV )
Cost of investments	$207,198,775		$479,854,150		$48,045,033		$340,319,342		$365,162,751
Gross unrealized:
Appreciation	$6,560,078		$19,652,498		$1,883,539		$10,626,504		$12,182,372
Depreciation	(3,964,924)		(17,236,031)		(1,237,830)		(8,291,254)		(16,564,305)
Net unrealized appreciation (depreciation) of investments	$2,595,154		$2,416,467		$645,709		$2,335,250		$(4,381,933)

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, reorganization adjustments, distribution character reclassifications, and nondeductible reorganization expenses resulted in reclassifications among the Funds’ components of common share net assets as of May 31, 2013, the Funds’ last tax year end, as follows:

							North
	Georgia		Maryland		Missouri		Carolina		Virginia
	Dividend		Premium		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NOM	)	(NNC	)	(NPV )
Paid-in-surplus	$614,102		$898,200		$(118,080)		$16,497		$(472,332)
Undistributed (Over-distribution of) net investment income	437,961		1,223,744		118,080		679,501		796,696
Accumulated net realized gain (loss)	(1,052,063)		(2,121,944)		—		(695,998)		(324,364)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2013, the Funds’ last tax year end, were as follows:

							North
	Georgia		Maryland		Missouri		Carolina		Virginia
	Dividend		Premium		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NOM	)	(NNC	)	(NPV	)
Undistributed net tax-exempt income1	$757,287		$2,684,045		$455,468		$933,722		$2,025,182
Undistributed net ordinary income2	—		20,205		—		—		10,980
Undistributed net long-term capital gains	—		—		—		—		177,475

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2013, paid on June 3, 2013.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

80	Nuveen Investments

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2013 was designated for purposes of the dividends paid deduction as follows:

							North
	Georgia		Maryland		Missouri		Carolina		Virginia
	Dividend		Premium		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NOM	)	(NNC	)	(NPV	)
Distributions from net tax-exempt income	$7,902,906		$18,685,110		$2,087,163		$12,772,122		$13,813,122
Distributions from net ordinary income2	8,446		—		—		8,772		50,192
Distributions from net long-term capital gains	—		—		—		—		274,262

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of May 31, 2013, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

							North
	Georgia		Maryland		Missouri		Carolina
	Dividend		Premium		Premium		Premium
	Advantage 2		Income		Income		Income
	(NKG	)	(NMY	)*	(NOM	)	(NNC	)
Expiration:
May 31, 2015	$—		$—		$—		$112,402
May 31, 2016	462,549		851,610		—		42,115
May 31, 2017	1,635,823		172,377		77,824		226,390
May 31, 2018	1,329,548		—		91,539		353,181
May 31, 2019	48,370		—		—		—
Not subject to expiration:
Short-term losses	—		—		—		—
Long-term losses	—		—		—		—
Total	$3,476,290		$1,023,987		$169,363		$734,088

*	A portion of Maryland Premium Income’s (NMY) capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended May 31, 2013, the Funds utilized capital loss carryforwards as follows:

North
	Georgia		Maryland		Missouri		Carolina		Virginia
	Dividend		Premium		Premium		Premium		Premium
	Advantage 2		Income		Income		Income		Income
	(NKG	)	(NMY	)	(NOM	)	(NNC	)	(NPV	)
Utilized capital loss carryforwards	$226,587		$304,972		$14,851		$394,092		$286,137

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	81

Notes to Financial Statements (Unaudited) (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

Georgia Dividend Advantage 2 (NKG)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

North Carolina Premium Income (NNC)
Maryland Premium Income (NMY)
Missouri Premium Income (NOM)
Virginia Premium Income (NPV)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of November 30, 2013, the complex-level fee rate for each of these Funds was .1679%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

82	Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	83

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

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Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or Fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper Other States Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

84	Nuveen Investments

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is sometimes referred to as “40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Georgia Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Georgia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Maryland Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Maryland municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Missouri Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Missouri municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond North Carolina Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade North Carolina municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Virginia Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Virginia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pays interest periodically.

Nuveen Investments	85

Notes

86	Nuveen Investments

Additional Fund Information

Board of Trustees
William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	State Street Bank & Trust Company Boston, MA 02111	Chapman and Cutler LLP Chicago, IL 60603	Public Accounting Firm Ernst & Young LLP Chicago, IL 60606	Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information
Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NKG	NMY	NOM	NNC	NPV
Common shares repurchased	—	—	—	—	—

Nuveen Investments	87

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

ESA-A-1113D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Virginia Premium Income Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: February 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: February 6, 2014

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: February 6, 2014